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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through October 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                        Pioneer High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2012
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A      TAHYX
                        Class B      TBHYX
                        Class C      PYICX
                        Class R      TYHRX
                        Class Y      TYHYX
                        Class Z      TAHZX

                        [LOGO] PIONEER
                               Invesments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         48

Notes to Financial Statements                                                58

Report of Independent Registered Public Accounting Firm                      70

Trustees, Officers and Service Providers                                     71

                            Pioneer High Yield Fund | Annual Report | 10/31/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*  Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer High Yield Fund | Annual Report | 10/31/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                            Pioneer High Yield Fund | Annual Report | 10/31/12 3

Portfolio Management Discussion | 10/31/12

Recovering from a difficult beginning of the period, high-yield bonds enjoyed healthy returns during the full 12 months ended October 31, 2012. In the following discussion, Tracy Wright and Andrew Feltus discuss the market environment and the factors that affected the performance of Pioneer High Yield Fund during the12-month period. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q   How did the Fund perform during the 12 months ended October 31, 2012?

A Pioneer High Yield Fund's Class A shares returned 11.66% at net asset value during the 12 months ended October 31, 2012, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 13.18% and 9.78%, respectively. During the same 12-month period, the average return of the 503 mutual funds in Lipper's High Current Yield Funds category was 12.26%.

Q Could you describe the investment environment for high-yield bonds during the 12 months ended October 31, 2012?

A The 12-month period was a very supportive one for high-yield bonds. At the outset of the period in November 2011, the high-yield market did stumble due to concerns about the European sovereign-debt crisis. That difficult period was short-lived, however, as stronger-than-expected economic data in the U.S. changed investors' focus. From that point, the high-yield market was buoyed by a number of factors, including low default rates, strong corporate earnings and attractive valuations. The various positive attributes helped to contribute to overall strong returns in the asset class, as did record demand, as investors searched for yield in an extraordinarily low-interest-rate environment.

Q What was your investment strategy for the Fund during the 12 months ended October 31, 2012?

A During the 12-month period, we felt that while overall valuations for high-yield bonds were attractive, those for equities were more so. Thus, we maintained portfolio allocations to stocks. We also kept a portfolio stake in convertible bonds, believing that the upside opportunities and downside

4 Pioneer High Yield Fund | Annual Report | 10/31/12 protection in the asset class offered total-return potential during what appeared to be a volatile period, given the uncertain situation in the euro zone and the upcoming U.S. election season.

    We reduced the Fund's positions in energy, a defensive sector, feeling that it would underperform in a potentially strong market (that decision bolstered Fund performance during the period). At the same time, we increased the Fund's allocation to capital goods, as the positive fundamental outlook for the sector, combined with appealing valuations there, provided what we believed to be a nice entry point.

Q What factors led to the Fund's underperformance of its primary benchmark, the BofA ML High Yield Master II Index, during the 12 months ended October 31, 2012?

A The Fund's benchmark-relative underperformance during the period can be attributed primarily to the portfolio's holdings of American Airlines, which suffered from the parent company's unexpected decision to file for bankruptcy protection in late 2011. In addition, the Fund's allocation to convertible securities also dampened benchmark-relative results, as that asset class lagged the return of the BofA ML High-Yield Master II Index. At the same time, however, individual security selection within the convertibles asset class was a positive for the Fund's benchmark-relative performance.

Q Which individual Fund holdings detracted the most from benchmarkrelative performance during the 12 months ended October 31, 2012, and which Fund holdings contributed to benchmark-relative performance?

A As mentioned previously, the Fund's holdings of bonds issued by American Airlines hurt relative performance the most in the wake of the parent company's bankruptcy announcement.

    Elsewhere in the portfolio, the stock of solid-state drive manufacturer OCZ Technology declined in value during the period in response to the firm's weak financial results. The Fund's investments in the convertible securities of Navistar, a heavy truck manufacturer, James River Coal, and Horizon Lines also detracted from relative performance during the 12-month period. Navistar was hurt by both a negative ruling from the U.S. Environmental Protection Agency and general weakness in the industry; James River Coal's performance suffered from weak coal pricing; and Horizon Lines had a rough period as the company faced the need to exchange its convertible securities into equity at distressed prices in order to alleviate its debt burden.

                            Pioneer High Yield Fund | Annual Report | 10/31/12 5

    On the plus side, the Fund's equity holdings of chemicals company LyondellBasell Industries rose during the period as the company was able to gain a competitive edge because of low natural gas prices, which is its primary input cost. The Fund's position in the stock of Georgia Gulf, another chemicals firm, was buoyed during the period after the company was unsuccessfully pursued by a competitor, and because of improving numbers in the homebuilding industry, one of Georgia Gulf 's end markets. The portfolio owned convertible securities of WESCO, an industrial distributor, and the holdings fared well due to the company's continued strong earnings growth. Another convertibles holding in the portfolio--of biopharmaceuticals firm Amarin--increased in value after Amarin received patent approval for one of its drugs. Lastly, the Fund's holdings of Beazer Homes bonds benefited during the period from a much-improved homebuilding market.

Q   What is your outlook?

A There are ongoing concerns about some major issues that may increase volatility in the market. The worries include the impending "fiscal cliff" in the U.S. -- a combination of cuts in government spending and increases in tax rates scheduled for late 2012 and early 2013 -- and continued economic and fiscal weakness in Europe.

    We believe, however, that the fundamentals in the high-yield market continue to be strong, particularly the current low default rate. Domestic employment numbers have been improving, albeit at a slow pace, and other economic data in the U.S. have remained generally positive.

    From a strategic standpoint, we also believe that equity valuations were attractive at period end. Therefore, we anticipate keeping the Fund invested in both equities and convertible securities.

Please refer to the Schedule of Investments on pages 18-47 for a full listing of Fund securities.

6 Pioneer High Yield Fund | Annual Report | 10/31/12

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                            Pioneer High Yield Fund | Annual Report | 10/31/12 7

Portfolio Summary | 10/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       39.2%
Convertible Corporate Bonds                                                19.3%
International Corporate Bonds                                              12.7%
U.S. Common Stocks                                                         10.8%
Senior Secured Loans                                                        8.9%
Convertible Preferred Stocks                                                4.0%
Temporary Cash Investment                                                   2.1%
International Common Stocks                                                 1.7%
U.S. Preferred Stocks                                                       0.7%
Warrants                                                                    0.6%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                                          45.9%
BB                                                                         25.7%
CCC                                                                        13.8%
Not Rated                                                                  10.4%
BBB                                                                         3.3%
Cash Equivalents                                                            0.9%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.   NOVA Chemicals Corp., 7.875%, 9/15/25                               2.47%
--------------------------------------------------------------------------------
  2.   Forest City Enterprises, Inc., 6.5%, 2/1/17                         2.39
--------------------------------------------------------------------------------
  3.   Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)           2.27
--------------------------------------------------------------------------------
  4.   Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                      1.41
--------------------------------------------------------------------------------
  5.   WESCO International, Inc., 6.0%, 9/15/29                            1.34
--------------------------------------------------------------------------------
  6.   Ford Motor Co., 4.25%, 11/15/16                                     1.27
--------------------------------------------------------------------------------
  7.   LyondellBasell Industries NV                                        1.13
--------------------------------------------------------------------------------
  8.   Nuance Communications, Inc., 2.75%, 8/15/27                         1.08
--------------------------------------------------------------------------------
  9.   Linn Energy LLC, 6.25%, 11/1/19 (144A)                              0.95
--------------------------------------------------------------------------------
 10.   Swift Energy Co., 7.875%, 3/1/22                                    0.95
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Annual Report | 10/31/12

Prices and Distributions | 10/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                    10/31/12                  10/31/11
--------------------------------------------------------------------------------
          A                       $10.25                    $ 9.67
--------------------------------------------------------------------------------
          B                       $10.33                    $ 9.75
--------------------------------------------------------------------------------
          C                       $10.43                    $ 9.84
--------------------------------------------------------------------------------
          R                       $11.46                    $10.82
--------------------------------------------------------------------------------
          Y                       $10.25                    $ 9.67
--------------------------------------------------------------------------------
          Z                       $ 9.85                    $ 9.33
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-10/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net
                     Investment         Short-Term          Long-Term
      Class            Income         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A              $0.5154             $  --               $   --
--------------------------------------------------------------------------------
        B              $0.4115             $  --               $   --
--------------------------------------------------------------------------------
        C              $0.4513             $  --               $   --
--------------------------------------------------------------------------------
        R              $0.5309             $  --               $   --
--------------------------------------------------------------------------------
        Y              $0.5476             $  --               $   --
--------------------------------------------------------------------------------
        Z              $0.5241             $  --               $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

                            Pioneer High Yield Fund | Annual Report | 10/31/12 9

Performance Update | 10/31/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            Net Asset                Public Offering
Period                      Value (NAV)              Price (POP)
--------------------------------------------------------------------------------
10 Years                     9.36%                   8.86%
5 Years                      5.17                    4.21
1 Year                      11.66                    6.59
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $   9,550       $  10,000             $  10,000
10/31/2003       $  13,068       $  13,310             $  14,787
10/31/2004       $  14,110       $  14,927             $  16,419
10/31/2005       $  14,602       $  15,518             $  17,091
10/31/2006       $  16,059       $  17,122             $  20,007
10/31/2007       $  18,162       $  18,294             $  23,048
10/31/2008       $  12,300       $  13,443             $  12,233
10/31/2009       $  16,948       $  20,002             $  19,182
10/31/2010       $  20,280       $  23,847             $  24,245
10/31/2011       $  20,929       $  25,003             $  24,396
10/31/2012       $  23,369       $  28,298             $  26,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Annual Report | 10/31/12

Performance Update |10/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     8.54%                   8.54%
5 Years                      4.36                    4.36
1 Year                      10.42                    6.42
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $  10,000       $  10,000             $  10,000
10/31/2003       $  13,595       $  13,310             $  14,787
10/31/2004       $  14,576       $  14,927             $  16,419
10/31/2005       $  14,956       $  15,518             $  17,091
10/31/2006       $  16,340       $  17,122             $  20,007
10/31/2007       $  18,339       $  18,294             $  23,048
10/31/2008       $  12,339       $  13,443             $  12,233
10/31/2009       $  16,891       $  20,002             $  19,182
10/31/2010       $  20,072       $  23,847             $  24,245
10/31/2011       $  20,555       $  25,003             $  24,396
10/31/2012       $  22,696       $  28,298             $  26,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 11

Performance Update |10/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     8.60%                    8.60%
5 Years                      4.47                     4.47
1 Year                      10.85                    10.85
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $  10,000       $  10,000             $  10,000
10/31/2003       $  13,577       $  13,310             $  14,787
10/31/2004       $  14,555       $  14,927             $  16,419
10/31/2005       $  14,940       $  15,518             $  17,091
10/31/2006       $  16,319       $  17,122             $  20,007
10/31/2007       $  18,335       $  18,294             $  23,048
10/31/2008       $  12,325       $  13,443             $  12,233
10/31/2009       $  16,887       $  20,002             $  19,182
10/31/2010       $  20,060       $  23,847             $  24,245
10/31/2011       $  20,579       $  25,003             $  24,396
10/31/2012       $  22,812       $  28,298             $  26,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Annual Report | 10/31/12

Performance Update |10/31/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     9.12%                   9.12%
5 Years                      4.94                    4.94
1 Year                      11.11                   11.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            1.46%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $  10,000       $  10,000             $  10,000
10/31/2003       $  13,664       $  13,310             $  14,787
10/31/2004       $  14,765       $  14,927             $  16,419
10/31/2005       $  15,214       $  15,518             $  17,091
10/31/2006       $  16,686       $  17,122             $  20,007
10/31/2007       $  18,815       $  18,294             $  23,048
10/31/2008       $  12,726       $  13,443             $  12,233
10/31/2009       $  17,528       $  20,002             $  19,182
10/31/2010       $  20,915       $  23,847             $  24,245
10/31/2011       $  21,549       $  25,003             $  24,396
10/31/2012       $  23,943       $  28,298             $  26,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 13

Performance Update | 10/31/12                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     9.82%                   9.82%
5 Years                      5.67                    5.67
1 Year                      12.02                   12.02
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross
--------------------------------------------------------------------------------
                            0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $  5,000,000    $  5,000,000          $  5,000,000
10/31/2003       $  6,863,098    $  6,655,132          $  7,393,614
10/31/2004       $  7,437,406    $  7,463,327          $  8,209,278
10/31/2005       $  7,729,119    $  7,758,813          $  8,545,544
10/31/2006       $  8,534,917    $  8,561,000          $ 10,003,715
10/31/2007       $  9,685,290    $  9,147,148          $ 11,524,183
10/31/2008       $  6,606,058    $  6,721,589          $  6,116,392
10/31/2009       $  9,155,065    $ 10,000,837          $  9,590,861
10/31/2010       $ 11,000,437    $ 11,923,494          $ 12,122,572
10/31/2011       $ 11,390,926    $ 12,501,305          $ 12,197,894
10/31/2012       $ 12,760,099    $ 14,149,031          $ 13,391,412

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Annual Report | 10/31/12

Performance Update | 10/31/12                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2012)
--------------------------------------------------------------------------------
                            If                       If
Period                      Held                     Redeemed
--------------------------------------------------------------------------------
10 Years                     9.14%                   9.14%
5 Years                      4.73                    4.73
1 Year                      11.54                   11.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                            Gross                    Net
--------------------------------------------------------------------------------
                            0.97%                    0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                 Yield Fund      Master II Index       Speculative Quality Index
10/31/2002       $  10,000       $  10,000             $  10,000
10/31/2003       $  13,683       $  13,310             $  14,787
10/31/2004       $  14,774       $  14,927             $  16,419
10/31/2005       $  15,289       $  15,518             $  17,091
10/31/2006       $  16,814       $  17,122             $  20,007
10/31/2007       $  19,036       $  18,294             $  23,048
10/31/2008       $  12,991       $  13,443             $  12,233
10/31/2009       $  17,860       $  20,002             $  19,182
10/31/2010       $  21,493       $  23,847             $  24,245
10/31/2011       $  21,507       $  25,003             $  24,396
10/31/2012       $  23,989       $  28,298             $  26,783

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2012, through October 31, 2012.

-----------------------------------------------------------------------------------------------
Share Class                  A           B           C           R           Y           Z
-----------------------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/12
-----------------------------------------------------------------------------------------------
Ending Account           $1,040.73   $1,034.96   $1,036.76   $1,037.73   $1,042.34   $1,041.85
Value (after expenses)
on 10/31/12
-----------------------------------------------------------------------------------------------
Expenses Paid                $5.95      $11.10       $9.47       $7.99       $4.21       $4.36
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.16%, 2.17%, 1.85%, 1.56%, 0.82% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2012 through October 31, 2012.

-----------------------------------------------------------------------------------------------
Share Class                  A           B           C           R           Y           Z
-----------------------------------------------------------------------------------------------
Beginning Account        $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/12
-----------------------------------------------------------------------------------------------
Ending Account           $1,019.30   $1,014.23   $1,015.84   $1,017.29   $1,021.01   $1,020.86
Value (after expenses)
on 10/31/12
-----------------------------------------------------------------------------------------------
Expenses Paid                $5.89      $10.99       $9.37       $7.91       $4.17       $4.32
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.16%, 2.17%, 1.85%, 1.56%, 0.82% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z, shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/12 17

Schedule of Investments | 10/31/12 (Consolidated)

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                CONVERTIBLE CORPORATE BONDS -- 19.4%
                                                ENERGY -- 2.5%
                                                Oil & Gas Equipment & Services -- 0.1%
      2,034,000                         B-/NR   Newpark Resources, Inc., 4.0%,
                                                10/1/17                                      $     2,021,288
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration & Production -- 0.9%
     15,106,000                       BB-/Ba3   Chesapeake Energy Corp., 2.5%,
                                                5/15/37                                      $    13,973,050
      4,152,000                       BB-/Ba3   Chesapeake Energy Corp., 2.5%,
                                                5/15/37                                            3,687,495
      2,825,000                         B-/NR   Stone Energy Corp., 1.75%,
                                                3/1/17 (144A)                                      2,636,078
                                                                                             ----------------
                                                                                             $    20,296,623
-------------------------------------------------------------------------------------------------------------
                                                Coal & Consumable Fuels -- 1.5%
     30,858,000                         B+/NR   Alpha Appalachia Holdings, Inc.,
                                                3.25%, 8/1/15                                $    29,180,096
      4,505,000                       CCC-/B2   James River Coal Co., 3.125%, 3/15/18              1,920,256
                                                                                             ----------------
                                                                                             $    31,100,352
                                                                                             ----------------
                                                Total Energy                                 $    53,418,263
-------------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 0.2%
                                                Steel -- 0.2%
      4,830,000                        BB+/NR   Steel Dynamics, Inc., 5.125%, 6/15/14        $     5,134,894
                                                                                             ----------------
                                                Total Materials                              $     5,134,894
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 2.9%
                                                Electrical Components & Equipment -- 0.6%
     10,874,000                          B/B2   General Cable Corp., 4.5%,
                                                11/15/29 (Step)                              $    11,356,534
      1,302,000                     BBB-/Baa3   Roper Industries, Inc., 0.0%,
                                                1/15/34 (Step) (d)                                 1,783,740
                                                                                             ----------------
                                                                                             $    13,140,274
-------------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery &
                                                Heavy Trucks -- 1.0%
      3,700,000                         NR/NR   Greenbrier Companies, Inc., 3.5%,
                                                4/1/18                                       $     3,408,625
      2,545,000                         B-/NR   Meritor, Inc., 4.625%, 3/1/26 (Step)               2,204,606
     17,140,000                       CCC+/NR   Navistar International Corp., 3.0%,
                                                10/15/14                                          14,933,225
                                                                                             ----------------
                                                                                             $    20,546,456
-------------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors -- 1.3%
     11,627,000                          B/NR   WESCO International, Inc., 6.0%,
                                                9/15/29                                      $    27,701,328
                                                                                             ----------------
                                                Total Capital Goods                          $    61,388,058
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.4%
                                                Airlines -- 0.2%
      2,575,000                         B-/B3   Continental Airlines, Inc., 4.5%,
                                                1/15/15                                      $     3,339,453
-------------------------------------------------------------------------------------------------------------
                                                Marine -- 0.2%
      5,993,000                         NR/NR   DryShips, Inc., 5.0%, 12/1/14                $     4,895,532
                                                                                             ----------------
                                                Total Transportation                         $     8,234,985
-------------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 1.2%
                                                Automobile Manufacturers -- 1.2%
     17,861,000                      BB+/Baa3   Ford Motor Co., 4.25%, 11/15/16              $    26,289,159
                                                                                             ----------------
                                                Total Automobiles & Components               $    26,289,159
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES & APPAREL -- 0.3%
                                                Homebuilding -- 0.3%
      3,015,000                         B+/B1   Lennar Corp., 2.75%, 12/15/20 (144A)         $     5,428,884
                                                                                             ----------------
                                                Total Consumer Durables & Apparel            $     5,428,884
-------------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 0.4%
                                                Tobacco -- 0.4%
      8,065,000                     CCC+/Caa2   Alliance One International, Inc.,
                                                5.5%, 7/15/14                                $     7,681,912
                                                                                             ----------------
                                                Total Food, Beverage & Tobacco               $     7,681,912
-------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 1.1%
                                                Health Care Equipment -- 0.1%
      2,505,000                         B+/NR   Hologic, Inc., 2.0%, 12/15/37
                                                (Step)                                       $     2,813,428
-------------------------------------------------------------------------------------------------------------
                                                Health Care Supplies -- 0.4%
      9,460,000                         B-/NR   Alere, Inc., 3.0%, 5/15/16                   $     8,927,875
-------------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.6%
      8,600,000                         NR/NR   WebMD Health Corp., 2.25%, 3/31/16           $     7,998,000
      5,520,000                         NR/NR   WebMD Health Corp., 2.5%, 1/31/18                  4,671,300
                                                                                             ----------------
                                                                                             $    12,669,300
                                                                                             ----------------
                                                Total Health Care Equipment
                                                & Services                                   $    24,410,603
-------------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 3.0%
                                                Biotechnology -- 2.8%
      8,815,000                         NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32 (144A)       $    14,313,356
      9,876,000                         NR/NR   Cubist Pharmaceuticals, Inc., 2.5%,
                                                11/1/17                                           15,801,600
      9,000,000                         NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                10,805,625

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 19

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Biotechnology -- (continued)
     15,092,000                         NR/NR   Vertex Pharmaceuticals, Inc., 3.35%,
                                                10/1/15                                      $    17,978,345
                                                                                             ----------------
                                                                                             $    58,898,926
-------------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- 0.2%
      5,270,000                         NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                                3/15/19 (144A)                               $     5,013,088
                                                                                             ----------------
                                                Total Pharmaceuticals,
                                                Biotechnology & Life Sciences                $    63,912,014
-------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.4%
                                                Consumer Finance -- 0.4%
      4,150,000                         NR/NR   DFC Global Corp., 2.875%, 6/30/27            $     4,196,688
      5,200,000                         B+/NR   DFC Global Corp., 3.25%,
                                                4/15/17 (144A)                                     5,456,750
                                                                                             ----------------
                                                                                             $     9,653,438
                                                                                             ----------------
                                                Total Diversified Financials                 $     9,653,438
-------------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 0.3%
                                                Specialized REITs -- 0.3%
      4,785,000                        BB+/NR   Host Hotels & Resorts LP, 2.5%,
                                                10/15/29 (144A)                              $     5,948,353
                                                                                             ----------------
                                                Total Real Estate                            $     5,948,353
-------------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 2.1%
                                                Internet Software & Services -- 0.7%
      9,200,000                          B/NR   Equinix, Inc., 3.0%, 10/15/14                $    15,576,750
-------------------------------------------------------------------------------------------------------------
                                                Application Software -- 1.4%
      5,815,000                         NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31          $     6,581,853
     16,772,000                        BB-/NR   Nuance Communications, Inc.,
                                                2.75%, 8/15/27                                    22,243,865
                                                                                             ----------------
                                                                                             $    28,825,718
                                                                                             ----------------
                                                Total Software & Services                    $    44,402,468
-------------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                                Computer Storage & Peripherals -- 0.4%
      7,275,000                         BB/NR   SanDisk Corp., 1.5%, 8/15/17                 $     8,079,797
-------------------------------------------------------------------------------------------------------------
                                                Electronic Components -- 0.1%
      3,755,000                        BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                                5/15/41 (144A)                               $     2,576,869
                                                                                             ----------------
                                                Total Technology Hardware
                                                & Equipment                                  $    10,656,666
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                SEMICONDUCTORS &
                                                SEMICONDUCTOR EQUIPMENT -- 2.9%
                                                Semiconductor Equipment -- 1.0%
      5,491,000                     BBB-/Baa1   Lam Research Corp., 1.25%, 5/15/18           $     5,357,157
     12,760,000                       BBB-/NR   Novellus Systems, Inc., 2.625%,
                                                5/15/41                                           15,511,375
                                                                                             ----------------
                                                                                             $    20,868,532
-------------------------------------------------------------------------------------------------------------
                                                Semiconductors -- 1.9%
     16,914,000                         BB/NR   ON Semiconductor Corp.,
                                                2.625%, 12/15/26                             $    17,368,564
      6,975,000                         NR/NR   SunPower Corp., 4.5%, 3/15/15                      6,451,875
     16,544,000                         NR/NR   SunPower Corp., 4.75%, 4/15/14                    15,820,200
      1,000,000                         NR/NR   Suntech Power Holdings Co., Ltd.,
                                                3.0%, 3/15/13                                        470,000
                                                                                             ----------------
                                                                                             $    40,110,639
                                                                                             ----------------
                                                Total Semiconductors &
                                                Semiconductor Equipment                      $    60,979,171
-------------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 1.2%
                                                Integrated Telecommunication Services -- 1.2%
      9,000,000                          B/NR   Ciena Corp., 0.875%, 6/15/17                 $     7,560,000
      6,503,000                         NR/NR   MasTec, Inc., 4.0%, 6/15/14                        9,876,431
      5,775,000                         NR/NR   MasTec, Inc., 4.25%, 12/15/14                      9,037,875
                                                                                             ----------------
                                                                                             $    26,474,306
                                                                                             ----------------
                                                Total Telecommunication Services             $    26,474,306
-------------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE CORPORATE BONDS
                                                (Cost $350,498,214)                          $   414,013,174
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                PREFERRED STOCKS -- 0.7%
                                                DIVERSIFIED FINANCIALS -- 0.7%
                                                Other Diversified Financial Services -- 0.4%
        358,975          8.12         CCC+/B3   GMAC Capital Trust I, Floating Rate
                                                Note, 2/15/40                                $     9,383,606
-------------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.3%
          6,450                       CCC+/B3   Ally Financial, Inc., 7.0%
                                                (Perpetual) (144A)                           $     6,215,784
                                                                                             ----------------
                                                Total Diversified Financials                 $    15,599,390
-------------------------------------------------------------------------------------------------------------
                                                TOTAL PREFERRED STOCKS
                                                (Cost $14,927,566)                           $    15,599,390
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 21

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                CONVERTIBLE PREFERRED STOCKS -- 4.1%
                                                ENERGY -- 0.5%
                                                Oil & Gas Exploration & Production -- 0.5%
         59,180                         NR/NR   Petroquest Energy, Inc., 6.875%
                                                (Perpetual)                                  $     2,097,191
         33,162                        CCC/NR   SandRidge Energy, Inc., 7.0%
                                                (Perpetual)                                        3,293,401
         46,800                         NR/NR   SandRidge Energy, Inc., 8.5%
                                                (Perpetual)                                        4,984,200
                                                                                             ----------------
                                                                                             $    10,374,792
                                                                                             ----------------
                                                Total Energy                                 $    10,374,792
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.5%
                                                Electrical Components & Equipment -- 0.5%
         68,400                         NR/NR   General Cable Corp., 5.75%, 11/24/13         $     9,770,516
                                                                                             ----------------
                                                Total Capital Goods                          $     9,770,516
-------------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.1%
                                                Tires & Rubber -- 0.1%
         56,100                         NR/NR   The Goodyear Tire & Rubber Co.,
                                                5.875%, 4/1/14                               $     2,359,005
                                                                                             ----------------
                                                Total Automobiles & Components               $     2,359,005
-------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                                Health Care Supplies -- 0.8%
         89,308                       CCC+/NR   Alere, Inc., 3.0% (Perpetual)                $    17,727,638
                                                                                             ----------------
                                                Total Health Care Equipment
                                                & Services                                   $    17,727,638
-------------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 2.2%
                                                Real Estate Operating Companies -- 2.2%
        821,962                     CCC+/Caa2   Forest City Enterprises, Inc., 7.0%
                                                (Perpetual)                                  $    46,903,207
                                                                                             ----------------
                                                Total Real Estate                            $    46,903,207
-------------------------------------------------------------------------------------------------------------
                                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                                (Cost $81,934,185)                           $    87,135,158
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                COMMON STOCKS -- 12.7%
                                                ENERGY -- 0.8%
                                                Oil & Gas Drilling -- 0.4%
      1,000,237                                 Hercules Offshore, Inc.*                     $     4,761,128
         63,739                                 Transocean, Ltd.                                   2,912,235
                                                                                             ----------------
                                                                                             $     7,673,363
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration & Production -- 0.2%
        147,800                                 Marathon Oil Corp.                           $     4,442,868
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.2%
         73,900                                 Marathon Petroleum Corp.*                    $     4,059,327
                                                                                             ----------------
                                                Total Energy                                 $    16,175,558
-------------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 3.1%
                                                Commodity Chemicals -- 0.6%
        382,506                                 Georgia Gulf Corp.                           $    13,536,887
-------------------------------------------------------------------------------------------------------------
                                                Diversified Chemicals -- 1.1%
        437,613                                 LyondellBasell Industries NV                 $    23,364,158
-------------------------------------------------------------------------------------------------------------
                                                Metal & Glass Containers -- 0.3%
        271,099                                 Owens-Illinois, Inc.*                        $     5,283,720
-------------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 1.1%
      4,128,459                                 Blaze Recycling & Metals LLC
                                                (Class A) Units (c)*                         $     1,857,807
        483,460                                 Freeport-McMoRan Copper & Gold, Inc.              18,796,925
      2,600,200                                 Polymet Mining Corp.*                              2,860,220
                                                                                             ----------------
                                                                                             $    23,514,952
                                                                                             ----------------
                                                Total Materials                              $    65,699,717
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 3.6%
                                                Aerospace & Defense -- 1.8%
        270,857                                 B/E Aerospace, Inc.*                         $    12,212,942
        379,503                                 DigitalGlobe, Inc.*                                9,844,308
        151,275                                 Exelis, Inc.                                       1,673,102
        198,829                                 GeoEye, Inc.*                                      6,237,266
         75,637                                 ITT Corp.                                          1,573,250
        496,600                                 Orbital Sciences Corp.*                            6,654,440
                                                                                             ----------------
                                                                                             $    38,195,308
-------------------------------------------------------------------------------------------------------------
                                                Building Products -- 0.2%
         81,312                                 Lennox International, Inc.                   $     4,069,666
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 23

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Electrical Components & Equipment -- 0.7%
         72,655                                 Cooper Industries Plc                        $     5,444,766
        321,400                                 General Cable Corp.*                               9,169,542
                                                                                             ----------------
                                                                                             $    14,614,308
-------------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery
                                                & Heavy Trucks -- 0.3%
        565,602                                 Commercial Vehicle Group, Inc.*              $     4,292,919
         41,700                                 Joy Global, Inc.                                   2,604,165
                                                                                             ----------------
                                                                                             $     6,897,084
-------------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.6%
        107,922                                 ESCO Technologies, Inc.                      $     4,040,600
        144,669                                 Kennametal, Inc.                                   5,124,176
        151,275                                 Xylem, Inc.                                        3,669,932
                                                                                             ----------------
                                                                                             $    12,834,708
                                                                                             ----------------
                                                Total Capital Goods                          $    76,611,074
-------------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.2%
                                                Marine -- 0.2%
      4,099,666                                 Horizon Lines, Inc.*                         $     5,411,559
                                                                                             ----------------
                                                Total Transportation                         $     5,411,559
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 0.6%
                                                Casinos & Gaming -- 0.1%
         68,300                                 WMS Industries, Inc.*                        $     1,122,169
-------------------------------------------------------------------------------------------------------------
                                                Restaurants -- 0.4%
        196,143                                 Starbucks Corp.                              $     9,002,964
-------------------------------------------------------------------------------------------------------------
                                                Specialized Consumer Services -- 0.1%
        159,520                                 Service Corp International                   $     2,239,661
                                                                                             ----------------
                                                Total Consumer Services                      $    12,364,794
-------------------------------------------------------------------------------------------------------------
                                                RETAILING -- 0.1%
                                                Automotive Retail -- 0.1%
         90,139                                 Sonic Automotive, Inc.                       $     1,748,697
                                                                                             ----------------
                                                Total Retailing                              $     1,748,697
-------------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                                Tobacco -- 0.1%
      1,076,613                                 Alliance One International, Inc.*            $     3,272,904
                                                                                             ----------------
                                                Total Food, Beverage & Tobacco               $     3,272,904
-------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                                Health Care Supplies -- 0.1%
         70,500                                 Alere, Inc.*                                 $     1,353,600
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.6%
        222,180                                 Aetna, Inc.                                  $     9,709,266
         67,800                                 Cigna Corp.                                        3,457,800
                                                                                             ----------------
                                                                                             $    13,167,066
                                                                                             ----------------
                                                Total Health Care Equipment
                                                & Services                                   $    14,520,666
-------------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 1.6%
                                                Life Sciences Tools & Services -- 1.6%
        101,956                                 Bio-Rad Laboratories, Inc.*                  $    10,333,241
        239,862                                 Thermo Fisher Scientific, Inc.                    14,645,974
        118,592                                 Waters Corp.*                                      9,702,012
                                                                                             ----------------
                                                                                             $    34,681,227
                                                                                             ----------------
                                                Total Pharmaceuticals,
                                                Biotechnology & Life Sciences                $    34,681,227
-------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.1%
                                                Asset Management & Custody Banks -- 0.1%
         73,836                                 Legg Mason, Inc.                             $     1,881,341
                                                                                             ----------------
                                                Total Diversified Financials                 $     1,881,341
-------------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                                                Communications Equipment -- 0.0%+
        108,400                                 Research In Motion, Ltd.*                    $       859,612
-------------------------------------------------------------------------------------------------------------
                                                Computer Storage & Peripherals -- 0.1%
        766,603                                 OCZ Technology Group, Inc.*                  $     1,034,914
-------------------------------------------------------------------------------------------------------------
                                                Electronic Equipment Manufacturers -- 0.5%
        257,584                                 Itron, Inc.*                                 $    10,576,399
-------------------------------------------------------------------------------------------------------------
                                                Electronic Manufacturing Services -- 0.4%
        239,300                                 TE Connectivity, Ltd.                        $     7,700,674
-------------------------------------------------------------------------------------------------------------
                                                Technology Distributors -- 0.5%
        142,843                                 Arrow Electronics, Inc.*                     $     5,032,359
        417,700                                 Ingram Micro, Inc.*                                6,349,040
                                                                                             ----------------
                                                                                             $    11,381,399
                                                                                             ----------------
                                                Total Technology Hardware
                                                & Equipment                                  $    31,552,998
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 25

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 0.3%
                                                Integrated Telecommunication Services -- 0.3%
        585,800                                 Windstream Corp.                             $     5,588,532
                                                                                             ----------------
                                                Total Telecommunication Services             $     5,588,532
-------------------------------------------------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $227,169,637)                          $   269,509,067
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                ASSET BACKED SECURITIES -- 0.1%
                                                BANKS -- 0.1%
                                                Thrifts & Mortgage Finance -- 0.1%
      2,510,000          0.66        CCC/Caa3   Bear Stearns Asset Backed Securities
                                                Trust, Floating Rate Note, 1/25/47           $     1,072,774
      1,300,956          0.91       BBB-/Caa2   FBR Securitization Trust, Floating Rate
                                                Note, 10/25/35                                       874,270
                                                                                             ----------------
                                                                                             $     1,947,044
                                                                                             ----------------
                                                Total Banks                                  $     1,947,044
-------------------------------------------------------------------------------------------------------------
                                                TOTAL ASSET BACKED SECURITIES
                                                (Cost $2,135,058)                            $     1,947,044
-------------------------------------------------------------------------------------------------------------
                                                CORPORATE BONDS -- 52.1%
                                                ENERGY -- 10.6%
                                                Oil & Gas Drilling -- 1.2%
      6,242,000                         B-/B3   Offshore Group Investment, Ltd.,
                                                11.5%, 8/1/15                                $     6,858,398
      5,500,000                         B-/B3   Offshore Group Investment, Ltd.,
                                                7.5%, 11/1/19 (144A)                               5,417,500
      6,830,000                         B+/B2   Pioneer Energy Services Corp.,
                                                9.875%, 3/15/18                                    7,393,475
      2,960,000                         NR/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                                11/1/18 (144A)                                     2,974,800
      3,425,000                        BB-/B2   Unit Corp., 6.625%, 5/15/21
                                                (144A)                                             3,493,500
                                                                                             ----------------
                                                                                             $    26,137,673
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Equipment & Services -- 1.0%
      3,248,000                         B+/B1   American Petroleum Tankers Parent LLC,
                                                10.25%, 5/1/15                               $     3,394,160
      7,930,000                         B+/B2   Basic Energy Services, Inc., 7.75%,
                                                10/15/22 (144A)                                    7,711,925
      4,245,000                        BB/Ba3   Bristow Group, Inc., 6.25%, 10/15/22               4,441,331

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Equipment & Services --
                                                (continued)
      1,338,000                          B/B3   Expro Finance Luxembourg SCA, 8.5%,
                                                12/15/16 (144A)                              $     1,371,450
      1,725,000                        BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                                12/1/18                                            1,819,875
         54,000                         NR/NR   Green Field Energy Services, 13.0%,
                                                11/15/16 (144A)                                       55,080
      2,275,000                      CCC/Caa2   Green Field Energy Services, Inc.,
                                                13.25%, 11/15/16 (144A)                            2,320,500
                                                                                             ----------------
                                                                                             $    21,114,321
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration & Production -- 7.6%
      2,150,000                          B/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20       $     2,193,000
     10,736,000                          B/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                                10/15/18                                          11,568,040
      3,310,000                         B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21              3,616,175
        830,000                       BB-/Ba3   Chesapeake Energy Corp., 6.775%,
                                                3/15/19                                              832,075
      3,110,000                       BB+/Ba1   Cimarex Energy Co., 5.875%, 5/1/22                 3,319,925
      4,682,000                         B-/B3   Comstock Resources, Inc., 7.75%,
                                                4/1/19                                             4,752,230
      2,925,000                        BB+/B1   Concho Resources, Inc., 6.5%, 1/15/22              3,210,188
        800,000                       BB+/Ba2   Continental Resources, Inc., 5.0%,
                                                9/15/22 (144A)                                       844,000
     13,000,000                          B/B2   EP Energy LLC, 9.375%, 5/1/20 (144A)              14,365,000
      5,205,000                       B-/Caa1   EPL Oil & Gas, Inc., 8.25%,
                                                2/15/18 (144A)                                     5,152,950
      2,775,000                     CCC+/Caa1   Goodrich Petroleum Corp., 8.875%,
                                                3/15/19                                            2,775,000
      5,215,000                       CCC+/B3   Gulfport Energy Corp., 7.75%,
                                                11/1/20 (144A)                                     5,110,700
      3,130,000                       CCC+/B3   Halcon Resources Corp., 8.875%,
                                                5/15/21 (144A)                                     3,173,038
      5,200,000                     CCC+/Caa1   Kodiak Oil & Gas Corp., 8.125%,
                                                12/1/19 (144A)                                     5,668,000
     19,735,000                          B/B2   Linn Energy LLC, 6.25%, 11/1/19
                                                (144A)                                            19,735,000
      4,255,000                       B-/Caa1   Midstates Petroleum Co, Inc., 10.75%,
                                                10/1/20 (144A)                                     4,510,300
      2,820,000                          B/B3   Oasis Petroleum, Inc., 6.5%, 11/1/21               2,982,150
      4,960,000                         B-/B3   PDC Energy, Inc., 7.75%,
                                                10/15/22 (144A)                                    5,046,800
      5,945,000                          B/B3   Penn Virginia Corp., 7.25%, 4/15/19                5,707,200
      3,020,000                     CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                                2/1/20 (144A)                                      3,080,400

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 27

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Exploration & Production --
                                                (continued)
      1,830,000                      CCC/Caa1   Quicksilver Resources, Inc., 7.125%,
                                                4/1/16                                       $     1,592,100
     11,178,000                       CCC+/B3   Quicksilver Resources, Inc., 8.25%,
                                                8/1/15                                            10,870,605
      1,880,000                         B-/B3   Samson Investment Co., 9.75%,
                                                2/15/20 (144A)                                     1,983,400
      8,570,000                          B/B2   SandRidge Energy, Inc., 8.0%,
                                                6/1/18 (144A)                                      8,998,500
      3,085,000                         BB/B1   SM Energy Co., 6.5%, 11/15/21                      3,246,962
        650,000                         BB/B1   SM Energy Co., 6.625%, 2/15/19                       680,875
      3,945,000                         B-/B3   Stone Energy Corp., 7.5%, 11/15/22                 3,895,688
     18,920,000                         B+/B3   Swift Energy Co., 7.875%, 3/1/22                  19,676,800
      3,300,000                       B-/Caa1   Vanguard Natural Resources LLC,
                                                7.875%, 4/1/20                                     3,366,000
                                                                                             ----------------
                                                                                             $   161,953,101
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Refining & Marketing -- 0.3%
      6,330,000                       BB+/Ba1   Tesoro Corp., 5.375%, 10/1/22                $     6,599,025
-------------------------------------------------------------------------------------------------------------
                                                Oil & Gas Storage & Transportation -- 0.2%
      3,500,000          7.00        BB+/Baa3   Enterprise Products Operating LLC,
                                                Floating Rate Note, 6/1/67                   $     3,797,500
        925,000                        BB-/B1   Holly Energy Partners LP, 8.25%,
                                                3/15/18                                              999,000
                                                                                             ----------------
                                                                                             $     4,796,500
-------------------------------------------------------------------------------------------------------------
                                                Coal & Consumable Fuels -- 0.3%
        795,000                         B+/B2   Alpha Natural Resources, Inc., 6.0%,
                                                6/1/19                                       $       697,612
      4,170,000                         B-/B2   James River Coal Co., 7.875%, 4/1/19               2,710,500
      3,027,000                          B/B3   Murray Energy Corp., 10.25%,
                                                10/15/15 (144A)                                    2,966,460
                                                                                             ----------------
                                                                                             $     6,374,572
                                                                                             ----------------
                                                Total Energy                                 $   226,975,192
-------------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 7.5%
                                                Commodity Chemicals -- 2.8%
      2,756,000                       CCC+/B3   Hexion US Finance Corp., 8.875%,
                                                2/1/18                                       $     2,783,560
      4,445,000                       CCC+/NR   Hexion US Finance Corp., 9.0%,
                                                11/15/20                                           3,989,388
     50,935,000                       BB+/Ba2   NOVA Chemicals Corp., 7.875%,
                                                9/15/25                                           51,189,667
      2,625,000                         BB/B1   Rain CII Carbon LLC, 8.0%,
                                                12/1/18 (144A)                                     2,677,500
                                                                                             ----------------
                                                                                             $    60,640,115
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Diversified Chemicals -- 1.6%
      6,635,000                         B+/B1   INEOS Finance Plc, 9.0%, 5/15/15
                                                (144A)                                       $     7,033,100
      8,858,000                     CCC+/Caa1   INEOS Group Holdings SA, 8.5%,
                                                2/15/16 (144A)                                     8,547,970
     16,865,000                       BB+/Ba2   LyondellBasell Industries NV, 5.0%,
                                                4/15/19                                           18,256,362
                                                                                             ----------------
                                                                                             $    33,837,432
-------------------------------------------------------------------------------------------------------------
                                                Specialty Chemicals -- 0.3%
      5,295,000                        BB-/B1   Tronox Finance LLC, 6.375%,
                                                8/15/20 (144A)                               $     5,281,762
-------------------------------------------------------------------------------------------------------------
                                                Construction Materials -- 0.2%
      3,300,000                       B-/Caa2   Texas Industries, Inc., 9.25%,
                                                8/15/20                                      $     3,522,750
-------------------------------------------------------------------------------------------------------------
                                                Metal & Glass Containers -- 0.8%
      1,000,000                         B+/NR   Ardagh Packaging Finance Plc,
                                                7.375%, 10/15/17 (144A)                      $     1,073,750
      1,900,000                        B+/Ba3   Ardagh Packaging Finance Plc,
                                                7.375%, 10/15/17 (144A)                            2,042,500
     13,120,000                       BB-/Ba3   Crown Cork & Seal Co., Inc., 7.375%,
                                                12/15/26                                          14,333,600
                                                                                             ----------------
                                                                                             $    17,449,850
-------------------------------------------------------------------------------------------------------------
                                                Paper Packaging -- 0.1%
      2,915,000                          B/B3   Packaging Dynamics Corp., 8.75%,
                                                2/1/16 (144A)                                $     3,068,038
-------------------------------------------------------------------------------------------------------------
                                                Aluminum -- 0.0%+
            436                       CCC+/B3   Noranda Aluminum Acquisition Corp.,
                                                4.73%, 5/15/15 (PIK)                         $           412
-------------------------------------------------------------------------------------------------------------
                                                Diversified Metals & Mining -- 0.3%
      8,775,000                     CCC+/Caa1   Midwest Vanadium Pty, Ltd., 11.5%,
                                                2/15/18 (144A)                               $     5,265,000
-------------------------------------------------------------------------------------------------------------
                                                Gold -- 0.2%
      5,095,000                        BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20
                                                (144A)                                       $     5,082,262
-------------------------------------------------------------------------------------------------------------
                                                Steel -- 0.8%
      2,615,000                        BB-/B2   APERAM, 7.375%, 4/1/16 (144A)                $     2,275,050
      2,800,000                        B/Caa1   Atkore International, Inc., 9.875%,
                                                1/1/18                                             2,800,000
     12,145,000                      CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                                6/15/15 (144A)                                     9,473,100
      3,280,000                          B/B3   JMC Steel Group, Inc., 8.25%,
                                                3/15/18 (144A)                                     3,329,200
                                                                                             ----------------
                                                                                             $    17,877,350
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 29

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Forest Products -- 0.3%
      7,810,000                         B-/B3   Millar Western Forest Products,
                                                Ltd., 8.5%, 4/1/21                           $     6,658,025
-------------------------------------------------------------------------------------------------------------
                                                Paper Products -- 0.1%
      2,625,000                         B+/B1   Appleton Papers, Inc., 10.5%,
                                                6/15/15 (144A)                               $     2,782,500
                                                                                             ----------------
                                                Total Materials                              $   161,465,496
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 3.2%
                                                Aerospace & Defense -- 0.5%
     11,238,000                         B-/B2   DynCorp International, Inc., 10.375%,
                                                7/1/17                                       $     9,889,440
-------------------------------------------------------------------------------------------------------------
                                                Construction & Engineering -- 0.3%
      7,350,000                        C/Caa3   New Enterprise Stone & Lime Co.,
                                                Inc., 11.0%, 9/1/18                          $     5,365,500
-------------------------------------------------------------------------------------------------------------
                                                Electrical Components & Equipment -- 0.9%
      2,939,000                          B/B3   Coleman Cable, Inc., 9.0%, 2/15/18           $     3,130,035
     14,851,000                          B/B1   WESCO Distribution, Inc., 7.5%,
                                                10/15/17                                          15,055,201
                                                                                             ----------------
                                                                                             $    18,185,236
-------------------------------------------------------------------------------------------------------------
                                                Industrial Conglomerates -- 0.3%
      2,865,000                         B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                4/1/22 (144A)                                $     2,940,206
      4,025,000                       CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                                4/1/21                                             4,206,125
                                                                                             ----------------
                                                                                             $     7,146,331
-------------------------------------------------------------------------------------------------------------
                                                Construction & Farm Machinery
                                                & Heavy Trucks -- 0.3%
      7,525,000                       CCC+/B2   Navistar International Corp.,
                                                8.25%, 11/1/21                               $     7,045,281
-------------------------------------------------------------------------------------------------------------
                                                Industrial Machinery -- 0.6%
      2,400,000                        B/Caa2   Liberty Tire Recycling, 11.0%,
                                                10/1/16 (144A)                               $     2,376,000
      7,516,000                     CCC+/Caa2   Mueller Water Products, Inc.,
                                                7.375%, 6/1/17                                     7,741,480
      2,760,000                          B/B3   Xerium Technologies, Inc., 8.875%,
                                                6/15/18                                            2,332,200
                                                                                             ----------------
                                                                                             $    12,449,680
-------------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors -- 0.3%
      2,300,000                       BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20             $     2,541,500
      2,695,000                         B+/B3   UR Merger Sub Corp., 7.375%,
                                                5/15/20 (144A)                               $     2,917,338

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Trading Companies & Distributors --
                                                (continued)
      1,635,000                         B+/B3   UR Merger Sub Corp., 7.625%,
                                                4/15/22 (144A)                                     1,790,325
                                                                                             ----------------
                                                                                             $     7,249,163
                                                                                             ----------------
                                                Total Capital Goods                          $    67,330,631
-------------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                                Diversified Support Services -- 0.3%
      5,855,000                          B/B3   ADS Tactical, Inc., 11.0%,
                                                4/1/18 (144A)                                $     5,767,175
                                                                                             ----------------
                                                Total Commercial Services & Supplies         $     5,767,175
-------------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.8%
                                                Air Freight & Logistics -- 0.6%
     10,175,000                     CCC+/Caa1   CEVA Group Plc, 11.5%, 4/1/18
                                                (144A)                                       $     8,750,500
      3,205,000                       CCC+/B3   CEVA Group Plc, 11.625%, 10/1/16
                                                (144A)                                             3,285,125
                                                                                             ----------------
                                                                                             $    12,035,625
-------------------------------------------------------------------------------------------------------------
                                                Trucking -- 0.2%
      4,540,000                          B/B3   Syncreon Global Ireland, Ltd., 9.5%,
                                                5/1/18 (144A)                                $     4,738,625
                                                                                             ----------------
                                                Total Transportation                         $    16,774,250
-------------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.9%
                                                Auto Parts & Equipment -- 0.2%
      4,240,000                         B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                                4/15/16 (144A)                               $     3,911,400
-------------------------------------------------------------------------------------------------------------
                                                Tires & Rubber -- 0.1%
      2,765,000                         B+/B1   The Goodyear Tire & Rubber Co.,
                                                7.0%, 5/15/22                                $     2,899,794
-------------------------------------------------------------------------------------------------------------
                                                Automobile Manufacturers -- 0.6%
      3,000,000                          B/B2   Chrysler Group LLC, 8.0%, 6/15/19            $     3,191,250
      7,905,000                          B/B2   Chrysler Group LLC, 8.25%, 6/15/21                 8,448,469
                                                                                             ----------------
                                                                                             $    11,639,719
                                                                                             ----------------
                                                Total Automobiles & Components               $    18,450,913
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES & APPAREL -- 2.8%
                                                Homebuilding -- 0.9%
     11,595,000                      CCC/Caa3   Beazer Homes USA, Inc., 9.125%,
                                                6/15/18                                      $    12,160,256
      2,735,000                          B/B2   KB Home, 8.0%, 3/15/20                       $     3,056,362
      3,660,000                         B+/B1   Meritage Homes Corp., 7.0%, 4/1/22                 3,952,800
                                                                                             ----------------
                                                                                             $    19,169,418
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 31

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Housewares & Specialties -- 1.9%
      6,700,000                     CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                                2/15/21                                      $     6,582,750
      7,495,000                     CCC+/Caa2   Reynolds Group Issuer, Inc., 8.5%,
                                                5/15/18                                            7,457,525
      5,675,000                     CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                                8/15/19                                            5,944,562
     13,375,000                       CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                                2/15/17                                           13,893,281
      6,815,000                     CCC+/Caa1   YCC Holdings LLC, 10.25%,
                                                2/15/16 (PIK)                                      7,045,006
                                                                                             ----------------
                                                                                             $    40,923,124
                                                                                             ----------------
                                                Total Consumer Durables & Apparel            $    60,092,542
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 1.0%
                                                Casinos & Gaming -- 0.6%
     33,735,000                         NR/WR   Mashantucket Western Pequot Tribe,
                                                8.5%, 11/15/15 (144A) (e)                    $     4,048,200
      3,000,000                         B-/B3   MGM Resorts International, 6.75%,
                                                10/1/20 (144A)                                     2,977,500
      5,693,000                        BB-/B1   Scientific Games International, Inc.,
                                                9.25%, 6/15/19                                     6,333,462
                                                                                             ----------------
                                                                                             $    13,359,162
-------------------------------------------------------------------------------------------------------------
                                                Hotels, Resorts & Cruise Lines -- 0.1%
      2,990,000                         B+/B3   Viking Cruises, Ltd., 8.5%,
                                                10/15/22 (144A)                              $     3,087,175
-------------------------------------------------------------------------------------------------------------
                                                Restaurants -- 0.2%
      4,090,000                       B-/Caa1   Burger King Capital Holdings LLC,
                                                0.0%, 4/15/19 (Step) (144A) (d)              $     3,404,925
-------------------------------------------------------------------------------------------------------------
                                                Education Services -- 0.1%
      3,695,000                       CCC-/B3   Cambium Learning Group, Inc.,
                                                9.75%, 2/15/17                               $     2,715,825
                                                                                             ----------------
                                                Total Consumer Services                      $    22,567,087
-------------------------------------------------------------------------------------------------------------
                                                MEDIA -- 4.0%
                                                Advertising -- 0.6%
      4,275,000                          B/B3   MDC Partners, Inc., 11.0%, 11/1/16           $     4,659,750
      9,985,000                       B-/Caa2   Sitel LLC, 11.5%, 4/1/18                           7,139,275
                                                                                             ----------------
                                                                                             $    11,799,025
-------------------------------------------------------------------------------------------------------------
                                                Broadcasting -- 2.7%
      9,250,000                        BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21              $     9,828,125
        984,969                     CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                                2/4/17                                             1,036,680
     16,600,000                     CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                                2/4/17 (144A) (PIK)                               17,471,500

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Broadcasting -- (continued)
      8,875,000                         B+/B2   Quebecor Media, Inc., 5.75%,
                                                1/15/23 (144A)                                     9,052,500
      4,665,000                         B-/B3   Telesat Canada, 12.5%, 11/1/17                     5,178,150
     14,880,000                         B+/B2   Univision Communications, Inc.,
                                                6.875%, 5/15/19 (144A)                            15,214,800
                                                                                             ----------------
                                                                                             $    57,781,755
-------------------------------------------------------------------------------------------------------------
                                                Movies & Entertainment -- 0.3%
      5,300,000                          B/B3   Live Nation Entertainment, Inc., 7.0%,
                                                9/1/20 (144A)                                $     5,485,500
-------------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.4%
      7,255,000                        B/Caa1   Interactive Data Corp., 10.25%, 8/1/18       $     8,125,600
      1,675,000                         B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                                8/15/18 (144A)                                     1,528,438
                                                                                             ----------------
                                                                                             $     9,654,038
                                                                                             ----------------
                                                Total Media                                  $    84,720,318
-------------------------------------------------------------------------------------------------------------
                                                RETAILING -- 0.2%
                                                Apparel Retail -- 0.2%
      3,850,000                          B/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19        $     3,941,438
                                                                                             ----------------
                                                Total Retailing                              $     3,941,438
-------------------------------------------------------------------------------------------------------------
                                                FOOD, BEVERAGE & TOBACCO -- 1.1%
                                                Packaged Foods & Meats -- 0.4%
      7,360,000                       B-/Caa1   Pilgrim's Pride Corp., 7.875%,
                                                12/15/18                                     $     7,249,600
      1,550,000                         B+/B1   Post Holdings, Inc., 7.375%, 2/15/22
                                                (144A)                                             1,644,938
                                                                                             ----------------
                                                                                             $     8,894,538
-------------------------------------------------------------------------------------------------------------
                                                Tobacco -- 0.7%
     13,655,000                         B-/B3   Alliance One International, Inc.,
                                                10.0%, 7/15/16                               $    14,098,788
                                                                                             ----------------
                                                Total Food, Beverage & Tobacco               $    22,993,326
-------------------------------------------------------------------------------------------------------------
                                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                                Personal Products -- 0.1%
      2,550,000                     CCC+/Caa1   Monitronics International, Inc.,
                                                9.125%, 4/1/20                               $     2,665,515
                                                                                             ----------------
                                                Total Household & Personal Products          $     2,665,515
-------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
                                                Health Care Equipment -- 0.1%
      3,875,000                     CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17              $     2,964,375
-------------------------------------------------------------------------------------------------------------
                                                Health Care Services -- 1.2%
      3,429,000                      CCC/Caa2   Gentiva Health Services, Inc., 11.5%,
                                                9/1/18                                       $     3,197,542

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 33

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Health Care Services -- (continued)
      4,435,000                     CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                                7/15/17 (144A)                                     4,568,050
     16,647,387                       CCC+/B3   Surgical Care Affiliates, Inc., 8.875%,
                                                7/15/15 (144A)                                    16,980,335
                                                                                             ----------------
                                                                                             $    24,745,927
-------------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- 1.1%
      3,175,000                         B+/B1   Aviv Healthcare Properties LP, 7.75%,
                                                2/15/19                                      $     3,345,656
     12,100,000                          B/B3   CHS, 8.0%, 11/15/19                               13,052,875
      2,500,000                         B-/B3   Kindred Healthcare, Inc., 8.25%,
                                                6/1/19                                             2,450,000
      4,190,000                         B-/B3   Vanguard Health Holding Co. II LLC,
                                                7.75%, 2/1/19                                      4,347,125
        176,000                     CCC+/Caa1   Vanguard Health Systems, Inc., 0.0%,
                                                2/1/16 (d)                                           123,200
                                                                                             ----------------
                                                                                             $    23,318,856
-------------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.3%
      3,315,000                     CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                $     3,762,525
      1,900,000                         B-/B3   MedAssets, Inc., 8.0%, 11/15/18                    2,061,500
                                                                                             ----------------
                                                                                             $     5,824,025
                                                                                             ----------------
                                                Total Health Care Equipment
                                                & Services                                   $    56,853,183
-------------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 1.0%
                                                Biotechnology -- 0.9%
      9,859,000                       B+/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                                5/15/17                                      $     9,094,928
      8,975,000                        BB-/B1   VPI Escrow Corp., 6.375%, 10/15/20
                                                (144A)                                             9,446,188
                                                                                             ----------------
                                                                                             $    18,541,116
-------------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- 0.1%
      3,365,000                        BB-/B1   Valeant Pharmaceuticals International,
                                                6.375%, 10/15/20 (144A)                      $     3,541,662
-------------------------------------------------------------------------------------------------------------
                                                Life Sciences Tools & Services -- 0.0%+
             55                        B/Caa1   Catalent Pharma Solutions, Inc., 9.5%,
                                                4/15/15                                      $            56
                                                                                             ----------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $    22,082,834
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 2.0%
                                                Other Diversified Financial Services -- 1.9%
      1,500,000          6.50          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                                5/24/13 (Cat Bond) (144A)                    $     1,534,350
      1,400,000         10.25          BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                                1/8/15 (Cat Bond) (144A)                           1,451,100
        400,000          9.00           BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                                3/16/16 (Cat Bond) (144A)                            431,400
      1,200,000          8.35          BB-/NR   Ibis Re II, Ltd. Class A, Floating Rate
                                                Note, 2/5/15 (Cat Bond) (144A)                     1,246,320
      1,500,000         13.50           B-/NR   Ibis Re II, Ltd. Class B, Floating Rate
                                                Note, 2/5/15 (Cat Bond) (144A)                     1,590,750
      5,100,000          7.25           BB/NR   Lodestone Re, Ltd., Floating Rate
                                                Note, 1/8/14 (Cat Bond) (144A)                     5,169,360
      1,000,000          8.25          BB-/NR   Lodestone Re, Ltd., Floating Rate
                                                Note, 5/17/13 (Cat Bond) (144A)                    1,021,400
     12,630,000                         B+/B2   National Money Mart Co., 10.375%,
                                                12/15/16                                          14,098,238
      2,000,000          7.50          BB-/NR   Queen Street IV Capital, Ltd., Floating
                                                Rate Note, 4/9/15 (Cat Bond) (144A)                1,975,000
        900,000          8.50           B+/NR   Queen Street V Re, Ltd., Floating Rate
                                                Note, 4/9/15 (Cat Bond) (144A)                       906,210
      1,750,000          8.90           NR/NR   Residential Reinsurance 2011, Ltd.
                                                Class 1, Floating Rate Note, 12/6/15
                                                (Cat Bond) (144A)                                  1,794,275
      2,000,000         13.25           NR/NR   Residential Reinsurance 2011, Ltd.
                                                Class 2, Floating Rate Note, 12/6/15
                                                (Cat Bond) (144A)                                  2,034,200
      3,450,000         12.00           B-/NR   Residential Reinsurance 2011, Ltd.,
                                                Floating Rate Note, 6/6/15 (Cat
                                                Bond) (144A)                                       3,557,640
      1,100,000         10.00          BB-/NR   Residential Reinsurance 2012, Ltd.
                                                Class 3, Floating Rate Note, 6/6/16
                                                (Cat Bond) (144A)                                  1,192,510
        900,000          8.00           BB/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 6/6/16 (Cat
                                                Bond) (144A)                                         885,600
      1,750,000         22.00           NR/NR   Residential Reinsurance 2012, Ltd.,
                                                Floating Rate Note, 6/6/16 (Cat
                                                Bond) (144A)                                       1,544,900
                                                                                             ----------------
                                                                                             $    40,433,253
-------------------------------------------------------------------------------------------------------------
                                                Specialized Finance -- 0.1%
      2,250,000          5.25          BB+/NR   Kibou, Ltd., Floating Rate Note,
                                                2/16/15 (Cat Bond) (144A)                    $     2,303,550
                                                                                             ----------------
                                                Total Diversified Financials                 $    42,736,803
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 35

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 2.3%
                                                Insurance Brokers -- 0.9%
     11,085,000                      CCC/Caa2   Alliant Holdings I, Inc., 11.0%,
                                                5/1/15 (144A)                                $    11,428,635
      7,563,000          4.31        CCC/Caa1   USI Holdings Corp., Floating Rate
                                                Note, 11/15/14 (144A)                              7,336,110
                                                                                             ----------------
                                                                                             $    18,764,745
-------------------------------------------------------------------------------------------------------------
                                                Multi-line Insurance -- 0.3%
      3,869,000         10.75         BB/Baa3   Liberty Mutual Group, Inc., Floating
                                                Rate Note, 6/15/58 (144A)                    $     5,764,810
-------------------------------------------------------------------------------------------------------------
                                                Reinsurance -- 1.1%
        450,000          8.26           NR/NR   Atlas Reinsurance VII, Ltd., Floating
                                                Rate Note, 1/7/16 (144A)                     $       450,000
        250,000          6.30          BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                                4/10/15 (Cat Bond) (144A)                            260,700
        700,000         10.00           NR/B1   Combine Re, Ltd. Class B, Floating Rate
                                                Note, 1/7/15 (Cat Bond) (144A)                       740,810
      1,000,000         17.75           NR/NR   Combine Re, Ltd. Class C, Floating Rate
                                                Note, 1/7/15 (Cat Bond) (144A)                     1,049,800
      1,500,000          5.00          BB+/NR   Foundation Re III, Ltd., Floating Rate
                                                Note, 2/25/15 (Cat Bond)                           1,525,650
      1,000,000          5.75           BB/NR   Foundation Re III, Ltd., Floating Rate
                                                Note, 2/3/14 (Cat Bond) (144A)                     1,016,900
      1,675,000          9.61           NR/B3   GlobeCat, Ltd. Series USW, Floating Rate
                                                Note, 1/2/13 (Cat Bond) (144A)                     1,695,268
        250,000         10.16            B/NR   Montana Re, Ltd. Series A, Floating Rate
                                                Note, 12/7/12 (Cat Bond) (144A)                      251,975
      2,500,000         12.00            B/NR   Mystic Re, Ltd., Floating Rate Note,
                                                3/12/15 (Cat Bond) (144A)                          2,427,250
        825,000          8.75           NR/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                                Floating Rate Note, 1/5/17 (Cat
                                                Bond) (144A)                                         825,000
        675,000         12.00           NR/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                                Floating Rate Note, 11/10/16 (Cat
                                                Bond) (144A)                                         675,000
      2,650,000         11.41           NR/B2   Mythen, Ltd., Floating Rate Note,
                                                5/7/15 (Cat Bond) (144A)                           2,819,865
        750,000         13.75           NR/NR   Pelican Re, Ltd., Floating Rate Note,
                                                4/13/15 (Cat Bond) (144A)                            798,525
        250,000         10.35            B/NR   Queen Street VI Re, Ltd., Floating Rate
                                                Note, 4/9/15 (Cat Bond) (144A)                       256,275
        800,000          8.60           NR/NR   Queen Street VII Re, Ltd., Floating Rate
                                                Note, 4/8/16 (Cat Bond) (144A)                       800,000
      1,175,000         14.92           B-/NR   Successor X, Ltd. Class III-S3, Floating
                                                Rate Note, 1/7/14 (Cat Bond) (144A)                1,206,725
      4,000,000         13.00           NR/NR   Successor X, Ltd. Class IV-AL3, Floating
                                                Rate Note, 2/25/14 (Cat Bond) (144A)               4,121,200

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Reinsurance -- (continued)
        875,000         16.50           NR/NR   Successor X, Ltd., Floating Rate Note,
                                                1/27/15 (Cat Bond) (144A)                    $       891,012
      2,600,000         16.42           NR/NR   Successor X, Ltd., Floating Rate Note,
                                                1/7/14 (Cat Bond) (144A)                           2,663,180
        375,000         11.25           B-/NR   Successor X, Ltd., Floating Rate Note,
                                                11/10/15 (Cat Bond) (144A)                           370,312
                                                                                             ----------------
                                                                                             $    24,845,447
                                                                                             ----------------
                                                Total Insurance                              $    49,375,002
-------------------------------------------------------------------------------------------------------------
                                                REAL ESTATE -- 2.9%
                                                Diversified REITs -- 0.6%
     12,150,000                        B+/Ba3   CNL Lifestyle Properties, Inc.,
                                                7.25%, 4/15/19                               $    11,512,125
-------------------------------------------------------------------------------------------------------------
                                                Real Estate Operating Companies -- 2.3%
     50,885,000                         B-/B3   Forest City Enterprises, Inc., 6.5%,
                                                2/1/17                                       $    49,358,450
        165,000                         B-/B3   Forest City Enterprises, Inc., 7.625%,
                                                6/1/15                                               164,897
                                                                                             ----------------
                                                                                             $    49,523,347
                                                                                             ----------------
                                                Total Real Estate                            $    61,035,472
-------------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 1.0%
                                                Internet Software & Services -- 0.3%
      6,860,000                        BB-/B1   j2 Global, Inc., 8.0%, 8/1/20 (144A)         $     7,065,800
-------------------------------------------------------------------------------------------------------------
                                                Data Processing & Outsourced Services -- 0.5%
      6,047,000                       B-/Caa1   First Data Corp., 12.625%, 1/15/21           $     6,243,528
        615,000                         B+/B1   First Data Corp., 7.375%, 6/15/19
                                                (144A)                                               636,525
      4,722,000                       B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                                (144A)                                             4,722,000
                                                                                             ----------------
                                                                                             $    11,602,053
-------------------------------------------------------------------------------------------------------------
                                                Application Software -- 0.2%
      3,200,000                        BB-/NR   Nuance Communications, Inc.,
                                                2.75%, 11/1/31                               $     3,486,000
                                                                                             ----------------
                                                Total Software & Services                    $    22,153,853
-------------------------------------------------------------------------------------------------------------
                                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                                Computer Storage & Peripherals -- 0.8%
     12,100,000                       BB+/Ba1   Seagate HDD Cayman, 7.0%, 11/1/21            $    12,644,500
      4,385,000                       BB+/Ba1   Seagate HDD Cayman, 7.75%,
                                                12/15/18                                           4,757,725
                                                                                             ----------------
                                                                                             $    17,402,225
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 37

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Electronic Equipment Manufacturers -- 0.3%
      5,300,000                        BB-/B2   Viasystems, Inc., 7.875%, 5/1/19
                                                (144A)                                       $     5,180,750
                                                                                             ----------------
                                                Total Technology Hardware
                                                & Equipment                                  $    22,582,975
-------------------------------------------------------------------------------------------------------------
                                                TELECOMMUNICATION SERVICES -- 4.5%
                                                Alternative Carriers -- 0.5%
      9,775,000                        BB-/WR   PAETEC Holding Corp., 8.875%,
                                                6/30/17                                      $    10,532,562
-------------------------------------------------------------------------------------------------------------
                                                Integrated Telecommunication Services -- 3.9%
     13,440,000                          B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17       $    14,380,800
     16,520,000                          B/B1   Cincinnati Bell, Inc., 8.375%,
                                                10/15/20                                          17,759,000
      5,450,000                        BB/Ba2   Frontier Communications Corp.,
                                                7.125%, 1/15/23                                    5,804,250
      9,705,000                        BB/Ba2   Frontier Communications Corp.,
                                                8.5%, 4/15/20                                     11,209,275
      3,100,000                        BB/Ba2   Frontier Communications Corp.,
                                                8.75%, 4/15/22                                     3,572,750
      1,858,000                        BB-/B2   GCI, Inc., 8.625%, 11/15/19                        2,006,640
      2,840,000                        BB-/B1   tw telecom holdings inc, 5.375%,
                                                10/1/22 (144A)                                     2,918,100
     12,580,000                         B/Ba3   Windstream Corp., 7.5%, 6/1/22                    13,334,800
      8,460,000                         B/Ba3   Windstream Corp., 7.75%, 10/15/20                  9,115,650
      1,895,000                         B/Ba3   Windstream Corp., 8.125%, 9/1/18                   2,051,338
                                                                                             ----------------
                                                                                             $    82,152,603
-------------------------------------------------------------------------------------------------------------
                                                Wireless Telecommunication Services -- 0.1%
      2,300,000                         NR/NR   Richland Towers Funding LLC, 7.87%,
                                                3/15/16 (144A)                               $     2,357,109
                                                                                             ----------------
                                                Total Telecommunication Services             $    95,042,274
-------------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 2.1%
                                                Electric Utilities -- 0.2%
      2,340,000                      CCC/Caa1   Texas Competitive Electric Holdings
                                                Co. LLC, 11.5%, 10/1/20 (144A)               $     1,673,100
     13,500,000                       NR/Caa3   Texas Competitive Electric Holdings
                                                Co. LLC, 15.0%, 4/1/21                             3,915,000
                                                                                             ----------------
                                                                                             $     5,588,100
-------------------------------------------------------------------------------------------------------------
                                                Gas Utilities -- 0.6%
      8,600,000                        NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22          $     9,341,750
      2,850,000                         B-/B2   Ferrellgas LP, 6.5%, 5/1/21                        2,750,250
                                                                                             ----------------
                                                                                             $    12,092,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Independent Power Producers &
                                                Energy Traders -- 1.3%
        800,000                       BB-/Ba3   InterGen NV, 9.0%, 6/30/17 (144A)            $       758,000
      8,050,000                        BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                  8,794,625
      2,820,000                        BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                  3,003,300
      4,700,000                        BB-/B1   NRG Energy, Inc., 7.875%, 5/15/21                  5,146,500
      8,750,000                        BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                    9,646,875
                                                                                             ----------------
                                                                                             $    27,349,300
                                                                                             ----------------
                                                Total Utilities                              $    45,029,400
-------------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $1,116,759,307)                        $ 1,110,635,679
-------------------------------------------------------------------------------------------------------------
                                                SENIOR FLOATING RATE LOAN
                                                INTERESTS -- 8.0%**
                                                ENERGY -- 0.5%
                                                Oil & Gas Equipment & Services -- 0.5%
      8,987,458          8.50            B/B3   FTS International Services LLC, Term
                                                Loan, 5/6/16                                 $     8,118,668
      2,157,451          9.00           B-/B2   Hudson Products Holdings, Inc., Term
                                                Loan, 8/24/15                                      2,152,058
                                                                                             ----------------
                                                                                             $    10,270,726
                                                                                             ----------------
                                                Total Energy                                 $    10,270,726
-------------------------------------------------------------------------------------------------------------
                                                MATERIALS -- 0.4%
                                                Commodity Chemicals -- 0.2%
      4,590,000          5.75            B/B1   CPG International I, Inc., Term Loan,
                                                9/21/19                                      $     4,607,212
-------------------------------------------------------------------------------------------------------------
                                                Diversified Chemicals -- 0.1%
      2,014,875          6.50           NR/B1   INEOS U.S. Finance LLC, Cash Dollar
                                                Term Loan, 5/4/18                            $     2,045,930
-------------------------------------------------------------------------------------------------------------
                                                Paper Packaging -- 0.1%
      2,363,565          6.50            B/B2   Exopack Holding Corp., Term
                                                Loan B, 5/6/17                               $     2,356,671
                                                                                             ----------------
                                                Total Materials                              $     9,009,813
-------------------------------------------------------------------------------------------------------------
                                                CAPITAL GOODS -- 0.4%
                                                Aerospace & Defense -- 0.3%
      1,419,160          7.25            B/B2   Dubai Aerospace Enterprise (DAE),
                                                Tranche B-1 Loan, 7/31/14                    $     1,419,160
        553,307          0.00            B/B2   Dubai Aerospace Enterprises (DAE),
                                                Tranche B-1 Loan, 10/18/18                           552,848
      1,345,875          7.25            B/B2   Dubai Aerospace Enterprise (DAE),
                                                Tranche B-2 Loan, 7/31/14                          1,345,875

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 39

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Aerospace & Defense -- (continued)
      1,865,753          3.52          BB-/B1   Hunter Defense Technologies, Inc.,
                                                Term Loan, 8/22/14                           $     1,657,410
      2,896,408          9.25          CCC/WR   IAP Worldwide Services, Inc., Term
                                                Loan (First-Lien), 12/30/12                        2,353,331
                                                                                             ----------------
                                                                                             $     7,328,624
-------------------------------------------------------------------------------------------------------------
                                                Electrical Components & Equipment -- 0.1%
      1,032,159          5.75           B+/B1   Scotsman Industries, Inc., Term
                                                Loan, 4/30/16                                $     1,038,610
                                                                                             ----------------
                                                Total Capital Goods                          $     8,367,234
-------------------------------------------------------------------------------------------------------------
                                                COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                                Environmental & Facilities Services -- 0.2%
      3,146,262          8.75           NR/WR   Aquilex Holdings LLC, Term Loan,
                                                4/1/16                                       $     3,158,060
        631,825          5.50           B+/B1   WCA Waste Corp., Term Loan, 3/1/18                   636,300
                                                                                             ----------------
                                                                                             $     3,794,360
                                                                                             ----------------
                                                Total Commercial Services & Supplies         $     3,794,360
-------------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION -- 0.3%
                                                Air Freight & Logistics -- 0.3%
      1,365,849          5.36           NR/NR   CEVA Group Plc, Dollar Tranche B
                                                Pre Funded L/C, 8/31/16                      $     1,311,215
      3,702,650          5.31           NR/NR   CEVA Group Plc, EGL Tranche B Term
                                                Loan, 8/31/16                                      3,554,544
      1,971,385          5.31          B-/Ba3   CEVA Group Plc, US Tranche B Term
                                                Loan, 8/31/16                                      1,892,530
                                                                                             ----------------
                                                                                             $     6,758,289
                                                                                             ----------------
                                                Total Transportation                         $     6,758,289
-------------------------------------------------------------------------------------------------------------
                                                AUTOMOBILES & COMPONENTS -- 0.7%
                                                Auto Parts & Equipment -- 0.1%
         14,217          2.72         BB-/Ba3   Allison Transmission, Inc., Term B-1
                                                Loan, 8/7/14                                 $        14,255
      3,064,600          6.75           NR/NR   TI Group Automotive Systems LLC, Term
                                                Loan, 3/1/19                                       3,114,400
                                                                                             ----------------
                                                                                             $     3,128,655
-------------------------------------------------------------------------------------------------------------
                                                Automobile Manufacturers -- 0.6%
     12,601,694          6.00          BB/Ba2   Chrysler Group LLC, Tranche B Term
                                                Loan, 4/28/17                                $    12,909,705
                                                                                             ----------------
                                                Total Automobiles & Components               $    16,038,360
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER DURABLES & APPAREL -- 0.1%
                                                Housewares & Specialties -- 0.1%
      2,233,775          5.25           B+/B1   Yankee Candle Co., Inc., Initial Term
                                                Loan, 3/2/19                                 $     2,256,392
                                                                                             ----------------
                                                Total Consumer Durables & Apparel            $     2,256,392
-------------------------------------------------------------------------------------------------------------
                                                CONSUMER SERVICES -- 0.3%
                                                Specialized Consumer Services -- 0.3%
      6,084,425          5.50           B/Ba3   Ascent Capital Group, Inc., Term
                                                Loan, 3/6/18                                 $     6,142,732
                                                                                             ----------------
                                                Total Consumer Services                      $     6,142,732
-------------------------------------------------------------------------------------------------------------
                                                MEDIA -- 0.3%
                                                Advertising -- 0.1%
      2,029,223          5.00          B+/Ba3   Affinion Group, Inc., Tranche B Term
                                                Loan, 7/6/15                                 $     1,916,347
-------------------------------------------------------------------------------------------------------------
                                                Broadcasting -- 0.1%
      1,439,017          4.46           B+/B2   Univision Communications, Inc.,
                                                Extended First-Lien Term Loan, 3/29/17       $     1,412,030
-------------------------------------------------------------------------------------------------------------
                                                Movies & Entertainment -- 0.1%
      2,051,767          5.25          NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                                Loan, 3/31/16                                $     2,064,591
-------------------------------------------------------------------------------------------------------------
                                                Publishing -- 0.0%+
        935,385          2.47            B/B2   Cengage Learning Acquisitions, Inc.,
                                                Original Term Loan, 7/4/14                   $       894,462
                                                                                             ----------------
                                                Total Media                                  $     6,287,430
-------------------------------------------------------------------------------------------------------------
                                                FOOD & STAPLES RETAILING -- 0.1%
                                                Food Distributors -- 0.1%
      1,315,000          5.75            B/B1   AdvancePierre Foods, Term Loan
                                                (First Lien), 6/17/17                        $     1,327,602
                                                                                             ----------------
                                                Total Food & Staples Retailing               $     1,327,602
-------------------------------------------------------------------------------------------------------------
                                                HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                                Health Care Equipment -- 0.1%
      2,446,513          7.00         BB-/Ba2   Kinetic Concepts, Inc., Dollar Term B-1
                                                Loan, 1/12/18                                $     2,483,210
-------------------------------------------------------------------------------------------------------------
                                                Health Care Services -- 1.3%
      1,595,551          7.25         BB-/Ba3   Alliance HealthCare Services, Inc.,
                                                Initial Term Loan, 6/1/16                    $     1,571,618
      7,205,743          6.50            B/B1   Gentiva Health Services, Inc., Term B1
                                                Term Loan, 2/22/16                                 7,118,676
      5,102,300          6.50           NR/NR   National Mentor Holdings, Inc., Tranche
                                                B-1 Term Loan, 2/9/17                              5,117,183

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 41

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Health Care Services -- (continued)
      4,135,910          8.25            B/B2   National Surgical Hospitals, Inc., Initial
                                                Term Loan, 1/4/17                            $     4,073,872
      2,888,889          8.75         BB-/Ba1   Sun Healthcare Group, Inc., Term Loan,
                                                10/18/16                                           2,885,278
      4,624,594          6.50            B/B2   Surgery Center Holdings, Inc., Term
                                                Loan, 9/20/16                                      4,613,032
      1,498,313          7.75           B+/B1   Virtual Radiologic Corp., Term Loan A,
                                                12/22/16                                           1,340,990
                                                                                             ----------------
                                                                                             $    26,720,649
-------------------------------------------------------------------------------------------------------------
                                                Health Care Facilities -- 0.2%
      5,052,997          6.50            B/B1   Ardent Medical Services, Inc., Term
                                                Loan, 9/15/15                                $     5,065,629
-------------------------------------------------------------------------------------------------------------
                                                Managed Health Care -- 0.3%
      2,124,719          8.50           NR/B1   MMM Holdings, Inc., MMM Term Loan,           $     2,126,047
                                                4/4/17
      2,124,719          8.50           B+/B1   MMM Holdings, Inc., NAMM                           2,141,653
                                                Term Loan, 4/4/17
      2,100,000          0.00           B+/B2   MMM Holdings, Inc., MMM Term Loan,
                                                10/9/17                                            2,100,000
                                                                                             ----------------
                                                                                             $     6,367,700
-------------------------------------------------------------------------------------------------------------
                                                Health Care Technology -- 0.2%
        357,143          7.75            B/NR   Physician Oncology Services LP, Delayed
                                                Draw Term Loan, 1/31/17                      $       346,429
      2,939,724          7.75            B/B2   Physician Oncology Services LP, Effective
                                                Date Term Loan, 2/10/17                            2,851,532
                                                                                             ----------------
                                                                                             $     3,197,961
                                                                                             ----------------
                                                Total Health Care Equipment
                                                & Services                                   $    43,835,149
-------------------------------------------------------------------------------------------------------------
                                                PHARMACEUTICALS, BIOTECHNOLOGY
                                                & LIFE SCIENCES -- 0.3%
                                                Biotechnology -- 0.2%
      4,205,088          5.50           BB/B2   Axcan Intermediate Holdings, Inc., Term
                                                B-1 Loan, 1/25/17                            $     4,226,113
-------------------------------------------------------------------------------------------------------------
                                                Pharmaceuticals -- 0.1%
      1,201,739          0.00           NR/B1   Generic Drug Holdings, Inc., Closing
                                                Date Term Loan, 10/4/19                      $     1,208,749
                                                                                             ----------------
                                                Total Pharmaceuticals, Biotechnology
                                                & Life Sciences                              $     5,434,862
-------------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 0.5%
                                                Other Diversified Financial Services -- 0.4%
      7,483,450          7.50           B+/B2   Preferred Sands Holding Co. LLC, Term B
                                                Loan, 12/15/16                               $     7,099,923

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                Other Diversified Financial Services -- (continued)
      2,469,527          5.25          NR/Ba2   WorldPay, Facility B2A Term Loan,
                                                8/6/17                                       $     2,487,278
                                                                                             ----------------
                                                                                             $     9,587,201
-------------------------------------------------------------------------------------------------------------
                                                Consumer Finance -- 0.1%
      1,770,000          5.50         CCC+/B3   Springleaf Finance Corp., Initial Loan,
                                                5/10/17                                      $     1,747,875
                                                                                             ----------------
                                                Total Diversified Financials                 $    11,335,076
-------------------------------------------------------------------------------------------------------------
                                                INSURANCE -- 1.0%
                                                Insurance Brokers -- 1.0%
      3,017,564          3.36            B/B2   Alliant Holdings I, Inc., Term Loan,
                                                8/21/14                                      $     3,013,792
      5,718,887          6.75           B+/B1   HUB International Holdings, Inc.,
                                                2017 Additional Initial Term Loan,
                                                12/13/17                                           5,790,373
      8,574,680          4.71           B+/B1   HUB International Holdings, Inc.,
                                                2017 Initial Term Loan, 6/13/17                    8,633,631
      1,435,600          7.00            B/B1   USI Holdings Corp., Series C New
                                                Term Loan, 5/5/14                                  1,442,778
      2,916,243          2.72            B/B1   USI Holdings Corp., Tranche B Term
                                                Loan, 5/5/14                                       2,918,066
                                                                                             ----------------
                                                                                             $    21,798,640
                                                                                             ----------------
                                                Total Insurance                              $    21,798,640
-------------------------------------------------------------------------------------------------------------
                                                SOFTWARE & SERVICES -- 0.7%
                                                Application Software -- 0.7%
     14,895,150          8.00           B/Ba3   Expert Global Solutions, Inc., Term B
                                                Advance (First Lien), 3/13/18                $    15,044,102
        694,700          5.25           B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                                7/31/16                                              697,595
                                                                                             ----------------
                                                                                             $    15,741,697
                                                                                             ----------------
                                                Total Software & Services                    $    15,741,697
-------------------------------------------------------------------------------------------------------------
                                                UTILITIES -- 0.1%
                                                Electric Utilities -- 0.1%
      1,069,196          7.75          BB/Ba2   Race Point Power, Term Loan, 1/11/18         $     1,063,850
      1,195,037          4.75        CCC/Caa1   Texas Competitive Electric Holdings
                                                Co. LLC, 2017 Term Loan, 10/10/17                    776,774
                                                                                             ----------------
                                                                                             $     1,840,624
                                                                                             ----------------
                                                Total Utilities                              $     1,840,624
-------------------------------------------------------------------------------------------------------------
                                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                                (Cost $169,425,006)                          $   170,238,986
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 43

-------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------------
                                                RIGHTS / WARRANTS -- 0.0%+
                                                ENERGY -- 0.0%+
                                                Oil & Gas Equipment & Services -- 0.0%+
          2,275                                 Green Field Energy Services, Inc.
                                                (144A)                                       $        70,525
                                                                                             ----------------
                                                Total Energy                                 $        70,525
-------------------------------------------------------------------------------------------------------------
                                                TOTAL RIGHTS / WARRANTS
                                                (Cost $90,991)                               $        70,525
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------------
                                                TEMPORARY CASH INVESTMENTS -- 2.2%
                                                Repurchase Agreements -- 2.2%
      9,260,000                        NR/Aaa   Bank of Nova Scotia, Inc., 0.35%, dated
                                                10/31/12, repurchase price of
                                                $9,260,000 plus accrued interest on
                                                11/1/12 collateralized by $9,445,300
                                                U.S. Treasury Notes, 1.875%, 6/30/15         $     9,260,000
      9,260,000                        NR/Aaa   Deutsche Bank AG, 0.28%, dated
                                                10/31/12, repurchase price of
                                                $9,260,000 plus accrued interest on
                                                11/1/12 collateralized by the following:
                                                   $1,943,597 U.S. Treasury Bond,
                                                    6.125-9.0%, 11/15/18-8/15/29
                                                   $639,495 U.S. Treasury Notes,
                                                    2.75-3.125%, 2/15/19-5/15/19
                                                   $6,862,108 U.S. Treasury Strip,
                                                    0.0-1.375%, 5/15/13-11/15/37                   9,260,000
      9,260,000                        NR/Aaa   JPMorgan, Inc., 0.30%, dated
                                                10/31/12, repurchase price of
                                                $9,260,000 plus accrued interest on
                                                11/1/12 collateralized by
                                                $9,714,921 Federal National
                                                Mortgage Association, 2.5-4.0%,
                                                5/1/22-7/1/30                                      9,260,000
      9,260,000                        NR/Aaa   RBC Capital Markets Corp., 0.26%,
                                                dated 10/31/12, repurchase price of
                                                $9,260,000 plus accrued interest on
                                                11/1/12 collateralized by $9,445,200
                                                Government National Mortgage
                                                Association II, 3.5%, 6/20/42                      9,260,000
      9,260,000                        NR/Aaa   TD Securities, Inc., 0.27%, dated
                                                10/31/12, repurchase price of
                                                $9,260,000 plus accrued interest on
                                                11/1/12 collateralized by $9,445,297
                                                U.S. Treasury Notes, 4.25%, 11/15/14               9,260,000
                                                                                             ----------------
                                                                                             $    46,300,000
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------
                                                                                             Value
-------------------------------------------------------------------------------------------------------------
                                                TOTAL TEMPORARY CASH INVESTMENTS
                                                (Cost $46,300,000)                           $    46,300,000
-------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT IN SECURITIES -- 99.3%
                                                (Cost $2,009,239,964) (a)                    $ 2,115,449,023
-------------------------------------------------------------------------------------------------------------
                                                OTHER ASSETS & LIABILITIES -- 0.7%           $    15,305,024
=============================================================================================================
                                                TOTAL NET ASSETS -- 100.0%                   $ 2,130,754,047
=============================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

PIK         Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2012, the value of these securities amounted to $446,298,428 or 20.9% of total net assets.

(a) At October 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $2,017,269,011 was as follows:

               Aggregate gross unrealized gain for all investments in which
                 there is an excess of value over tax cost                     $  230,766,639
               Aggregate gross unrealized loss for all investments in which
                 there is an excess of tax cost over value                       (132,586,627)
                                                                               --------------
               Net unrealized gain                                             $   98,180,012
                                                                               ==============

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 45

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)         Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2012 aggregated $760,035,968 and $873,279,314, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of October 31, 2012, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------
                                     Level 1         Level 2          Level 3        Total
--------------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $         --   $  414,013,174   $        --    $  414,013,174
Preferred Stocks                        9,383,606        6,215,784            --        15,599,390
Convertible Preferred Stocks           87,135,158               --            --        87,135,158
Common Stocks                         267,651,260               --     1,857,807       269,509,067
Asset Backed Securities                        --        1,947,044            --         1,947,044
Corporate Bonds                                --    1,110,635,679            --     1,110,635,679
Senior Floating Rate Loan Interests            --      170,238,986            --       170,238,986
Rights/Warrants                                --           70,525            --            70,525
Repurchase Agreements                          --       46,300,000            --        46,300,000
--------------------------------------------------------------------------------------------------
Total                                $364,170,024   $1,749,421,192   $ 1,857,807    $2,115,449,023
==================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/12

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------
                                                      Common          Corporate
                                                      Stocks          Bonds           Total
--------------------------------------------------------------------------------------------------
Balance as of 10/31/11                                $  3,253,727    $  1,047,000   $  4,300,727
Realized gain (loss)1                                      262,929     (15,878,891)   (15,615,962)
Change in unrealized appreciation (depreciation)(2)   $ (1,179,775)     16,373,555     15,193,780
Purchases*                                                      --       4,208,405      4,208,405
Sales                                                     (479,074)     (7,538,942)    (8,018,016)
Transfers in to Level 3**                                       --       3,577,745      3,577,745
Transfers out of Level 3**                                      --      (1,788,872)    (1,788,872)
--------------------------------------------------------------------------------------------------
Balance as of 10/31/12                                $  1,857,807    $         --   $  1,857,807
==================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

    The net change in unrealized appreciation (depreciation) on Level 3 securities still held at year end is $(866,976).

* A portion of the total of the purchases includes payment in kind transactions.

**  Transfers are calculated at the beginning of the period values.

    During the year ended October 31, 2012 there were no transfers between Levels 1 and 2.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 47

Statement of Assets and Liabilities | 10/31/12 (Consolidated)

ASSETS:
   Investment in securities (cost $2,009,239,964)               $2,115,449,023
   Cash                                                              8,453,036
   Receivables --
     Investment securities sold                                      1,415,533
     Fund shares sold                                                3,178,099
     Interest                                                       26,352,325
     Dividends                                                         459,753
     Due from Pioneer Investment Management, Inc.                        2,470
   Unrealized appreciation on bridge loan commitments                   72,516
   Other                                                               166,683
-------------------------------------------------------------------------------
       Total assets                                             $2,155,549,438
-------------------------------------------------------------------------------
LIABILITIES:
   Payables --
     Investment securities purchased                            $   12,793,465
     Fund shares repurchased                                         9,238,452
     Dividends                                                       1,376,800
   Due to affiliates                                                 1,112,694
   Accrued expenses                                                    273,980
-------------------------------------------------------------------------------
       Total liabilities                                        $   24,795,391
-------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                              $2,066,817,483
   Undistributed net investment income                                 109,874
   Accumulated net realized loss on investments                    (42,406,613)
   Net unrealized gain on investments                              106,248,243
   Net unrealized loss on foreign currency transactions                (14,940)
-------------------------------------------------------------------------------
       Total net assets                                         $2,130,754,047
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,263,707,041/123,311,923 shares)         $        10.25
   Class B (based on $36,207,252/3,504,121 shares)              $        10.33
   Class C (based on $467,377,067/44,806,228 shares)            $        10.43
   Class R (based on $69,207,042/6,038,292 shares)              $        11.46
   Class Y (based on $287,902,523/28,088,515 shares)            $        10.25
   Class Z (based on $6,353,122/645,003 shares)                 $         9.85
MAXIMUM OFFERING PRICE:
   Class A ($10.25 (divided by) 95.5%)                          $        10.73
===============================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/12

Statement of Operations (Consolidated)

For the Year Ended 10/31/12

INVESTMENT INCOME:
   Interest                                                          $133,144,798
   Dividends (net of foreign taxes withheld of $762,095)               13,368,278
   Income from securities loaned, net                                     113,994
-------------------------------------------------------------------------------------------------
       Total investment income                                                      $146,627,070
-------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                   $ 14,636,242
   Transfer agent fees and expenses
     Class A                                                            1,131,788
     Class B                                                              201,899
     Class C                                                              313,502
     Class R                                                               14,565
     Class Y                                                              103,517
     Class Z                                                               11,933
   Distribution fees
     Class A                                                            3,434,836
     Class B                                                              544,712
     Class C                                                            4,986,352
     Class R                                                              365,380
   Shareholder communications expense                                   2,517,823
   Administrative reimbursement                                           659,407
   Custodian fees                                                          56,248
   Registration fees                                                      222,479
   Professional fees                                                      262,751
   Printing expense                                                       111,549
   Fees and expenses of nonaffiliated Trustees                             91,472
   Miscellaneous                                                          390,981
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 30,057,436
     Less fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                            (13,542)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                   $ 30,043,894
-------------------------------------------------------------------------------------------------
       Net investment income                                                        $116,583,176
=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, BRIDGE LOAN COMMITMENTS,
CLASS ACTIONS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES:
   Net realized gain (loss) on:
     Investments                                                     $ 93,604,803
     Credit default swaps                                              (1,552,530)
     Class actions                                                          2,703   $ 92,054,976
-------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                     $ 31,259,875
     Bridge loan commitments                                              106,600
     Credit default swaps                                                (880,233)
     Other assets and liabilities denominated in foreign currencies       (14,940)  $ 30,471,302
-------------------------------------------------------------------------------------------------
   Net gain on investments                                                          $122,526,278
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             $239,109,454
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 49

Statements of Changes in Net Assets (Consolidated)

---------------------------------------------------------------------------------------------
                                                           Year Ended        Year Ended
                                                           10/31/12          10/31/11
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   116,583,176   $   133,088,149
Net realized gain on investments, class actions and
   credit default swaps                                         92,054,976       130,310,720
Change in net unrealized gain (loss) on investments,
   credit default swaps, bridge loan commitments and
   other assets and liabilities denominated in
   foreign currencies                                           30,471,302      (150,874,937)
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations  $   239,109,454   $   112,523,932
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.52 and $0.54 per share, respectively)     $   (71,701,062)  $   (83,378,743)
     Class B ($0.41 and $0.45 per share, respectively)          (2,348,842)       (7,189,824)
     Class C ($0.45 and $0.47 per share, respectively)         (22,456,768)      (26,016,692)
     Class R ($0.53 and $0.56 per share, respectively)          (3,514,610)       (4,496,570)
     Class Y ($0.55 and $0.57 per share, respectively)         (16,997,602)      (19,871,166)
     Class Z ($0.52 and $0.56 per share, respectively)            (317,674)         (272,246)
---------------------------------------------------------------------------------------------
       Total distributions to shareowners                  $  (117,336,558)  $  (141,225,241)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $   496,081,449   $ 1,471,899,307
Reinvestment of distributions                                   96,115,726       112,974,723
Cost of shares repurchased                                  (1,115,800,015)   (1,847,118,549)
---------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
       Fund share transactions                             $  (523,602,840)  $  (262,244,519)
---------------------------------------------------------------------------------------------
     Net decrease in net assets                            $  (401,829,944)  $  (290,945,828)
NET ASSETS:
Beginning of year                                            2,532,583,991     2,823,529,819
---------------------------------------------------------------------------------------------
End of year                                                $ 2,130,754,047   $ 2,532,583,991
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                       $       109,874   $    (4,830,965)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/12

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                               '12 Shares    '12 Amount        '11 Shares     '11 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                     33,423,207   $  329,828,802      97,414,074   $   975,240,210
Reinvestment of
   distributions                 6,423,179       63,430,300       7,079,484        72,373,883
Less shares repurchased        (68,264,819)    (667,771,984)   (113,073,190)   (1,145,217,968)
----------------------------------------------------------------------------------------------
     Net decrease              (28,418,433)  $ (274,512,882)     (8,579,632)  $   (97,603,875)
==============================================================================================
Class B
Shares sold or exchanged           252,159   $    2,502,846         675,303   $     6,677,036
Reinvestment of
   distributions                   207,358        2,048,948         586,124         6,032,444
Less shares repurchased         (5,460,230)     (54,080,505)    (16,984,227)     (175,732,540)
----------------------------------------------------------------------------------------------
     Net decrease               (5,000,713)  $  (49,528,711)    (15,722,800)  $  (163,023,060)
==============================================================================================
Class C
Shares sold                      3,087,910   $   31,163,702       9,229,813   $    93,067,729
Reinvestment of
   distributions                 1,638,025       16,444,978       1,791,687        18,529,563
Less shares repurchased        (13,548,602)    (135,724,296)    (17,090,799)     (177,344,477)
----------------------------------------------------------------------------------------------
     Net decrease               (8,822,667)  $  (88,115,616)     (6,069,299)  $   (65,747,185)
==============================================================================================
Class R
Shares sold                      1,229,543   $   13,713,023       1,591,536   $    18,243,234
Reinvestment of
   distributions                   305,019        3,369,182         379,690         4,315,305
Less shares repurchased         (2,723,391)     (30,170,734)     (3,382,231)      (38,241,828)
----------------------------------------------------------------------------------------------
     Net decrease               (1,188,829)  $  (13,088,529)     (1,411,005)  $   (15,683,289)
==============================================================================================
Class Y
Shares sold                     11,569,242   $  114,363,076      35,766,117   $   360,803,854
Reinvestment of
   distributions                 1,065,555       10,527,011       1,123,997        11,474,781
Less shares repurchased        (23,037,156)    (224,087,079)    (28,844,290)     (294,886,143)
----------------------------------------------------------------------------------------------
     Net increase (decrease)   (10,402,359)  $  (99,196,992)      8,045,823   $    77,392,492
==============================================================================================
Class Z
Shares sold                        471,782   $    4,510,000       1,727,174   $    17,867,244
Reinvestment of
   distributions                    30,902          295,307          24,444           248,747
Less shares repurchased           (318,014)      (3,965,417)     (1,544,665)      (15,695,593)
----------------------------------------------------------------------------------------------
     Net increase                  184,670   $      839,890         206,953   $     2,420,398
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 51

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year
                                                           Ended          Ended          Year         Year         Year
                                                           10/31/12       10/31/11       Ended        Ended        Ended
                                                           (Consolidated) (Consolidated) 10/31/10     10/31/09     10/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $     9.67     $     9.88     $     8.69   $     6.99   $  11.51
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $     0.51     $     0.51     $     0.49   $     0.54   $   0.56
   Net realized and unrealized gain (loss) on investments        0.59          (0.18)          1.17         1.87      (3.98)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     1.10     $     0.33     $     1.66   $     2.41   $  (3.42)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.52)         (0.54)         (0.47)       (0.61)     (0.53)
   Net realized gain                                               --             --             --        (0.09)     (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $     0.58     $    (0.21)    $     1.19   $     1.70   $  (4.52)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    10.25     $     9.67     $     9.88   $     8.69   $   6.99
=============================================================================================================================
Total return*                                                   11.66%          3.20%         19.66%       37.79%    (32.18)%
Ratio of net expenses to average net assets+                     1.16%          1.16%          1.18%        1.25%      1.20%
Ratio of net investment income to average net assets+            5.18%          4.99%          5.28%        7.41%      5.63%
Portfolio turnover rate                                            33%            47%            20%          45%        29%
Net assets, end of period (in thousands)                   $1,263,707     $1,467,120     $1,584,198   $1,398,692   $935,580
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                1.16%          1.16%          1.18%        1.25%      1.20%
   Net investment income                                         5.18%          4.99%          5.28%        7.41%      5.63%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/12

-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year
                                                               Ended          Ended          Year        Year        Year
                                                               10/31/12       10/31/11       Ended       Ended       Ended
                                                               (Consolidated) (Consolidated) 10/31/10    10/31/09    10/31/08
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                           $  9.75        $  9.95        $   8.74    $   7.03    $  11.56
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                       $  0.39        $  0.39        $   0.40    $   0.48    $   0.49
   Net realized and unrealized gain (loss) on investments         0.60          (0.14)           1.21        1.89       (3.99)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  0.99        $  0.25        $   1.61    $   2.37    $  (3.50)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.41)         (0.45)          (0.40)      (0.56)      (0.46)
   Net realized gain                                                --             --              --       (0.09)      (0.57)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.58        $ (0.20)       $   1.21    $   1.71    $  (4.53)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.33        $  9.75        $   9.95    $   8.74    $   7.03
===============================================================================================================================
Total return*                                                    10.42%          2.41%          18.83%      36.89%     (32.72)%
Ratio of net expenses to average net assets+                      2.17%          2.04%           1.96%       2.04%       1.91%
Ratio of net investment income to average net assets+             4.18%          4.13%           4.52%       6.84%       4.90%
Portfolio turnover                                                  33%            47%             20%         45%         29%
Net assets, end of period (in thousands)                       $36,207        $82,879        $240,993    $376,790    $382,124
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                 2.17%          2.04%           1.96%       2.04%       1.91%
   Net investment income                                          4.18%          4.13%           4.52%       6.84%       4.90%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 53

------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year
                                                              Ended          Ended          Year        Year       Year
                                                              10/31/12       10/31/11       Ended       Ended      Ended
                                                              (Consolidated) (Consolidated) 10/31/10    10/31/09   10/31/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   9.84       $  10.04       $   8.83    $   7.10   $  11.68
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.45       $   0.44       $   0.42    $   0.49   $   0.50
   Net realized and unrealized gain (loss) on investments         0.59          (0.17)          1.20        1.91      (4.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   1.04       $   0.27       $   1.62    $   2.40   $  (3.55)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.45)         (0.47)         (0.41)      (0.58)     (0.46)
   Net realized gain                                                --             --             --       (0.09)     (0.57)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.59       $  (0.20)      $   1.21    $   1.73   $  (4.58)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.43       $   9.84       $  10.04    $   8.83   $   7.10
=============================================================================================================================
Total return*                                                    10.85%          2.59%         18.79%      37.01%    (32.78)%
Ratio of net expenses to average net assets+                      1.85%          1.87%          1.88%       1.98%      1.89%
Ratio of net investment income to average net assets+             4.50%          4.32%          4.60%       6.78%      4.94%
Portfolio turnover rate                                             33%            47%            20%         45%        29%
Net assets, end of period (in thousands)                      $467,377       $527,822       $599,656    $624,726   $483,992
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                 1.85%          1.87%          1.88%       1.98%      1.89%
   Net investment income                                          4.50%          4.32%          4.60%       6.78%      4.94%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year
                                                                Ended          Ended          Year       Year        Year
                                                                10/31/12       10/31/11       Ended      Ended       Ended
                                                                (Consolidated) (Consolidated) 10/31/10   10/31/09    10/31/08
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $ 10.82        $ 11.03        $  9.70    $   7.79    $ 12.74
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                        $  0.53        $  0.54        $  0.49    $   0.58    $  0.60
   Net realized and unrealized gain (loss) on investments          0.64          (0.19)          1.34        2.09      (4.42)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.17        $  0.35        $  1.83    $   2.68    $ (3.82)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.53)         (0.56)         (0.50)      (0.67)     (0.56)
   Net realized gain                                                 --             --             --       (0.09)     (0.57)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  0.64        $ (0.21)       $  1.33    $   1.91    $ (4.95)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 11.46        $ 10.82        $ 11.03    $   9.70    $  7.79
==============================================================================================================================
Total return*                                                     11.11%          3.03%         19.32%      37.73%    (32.36)%
Ratio of net expenses to average net assets+                       1.56%          1.46%          1.49%       1.47%      1.47%
Ratio of net investment income to average net assets+              4.79%          4.73%          5.00%       7.23%      5.44%
Portfolio turnover rate                                              33%            47%            20%         45%        29%
Net assets, end of period (in thousands)                        $69,207        $78,187        $95,303    $119,846    $78,537
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                  1.56%          1.46%          1.19%       1.47%      1.47%
   Net investment income                                           4.79%          4.73%          5.00%       7.23%      5.44%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 55

------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year
                                                              Ended          Ended          Year        Year       Year
                                                              10/31/12       10/31/11       Ended       Ended      Ended
                                                              (Consolidated) (Consolidated) 10/31/10    10/31/09   10/31/08
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.67       $   9.88       $   8.69    $   6.99   $  11.48
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $   0.54       $   0.55       $   0.51    $   0.57   $   0.60
   Net realized and unrealized gain (loss) on investments         0.59          (0.19)          1.19        1.87      (3.95)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   1.13       $   0.36       $   1.70    $   2.44   $  (3.35)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         (0.55)         (0.57)         (0.51)      (0.65)     (0.57)
   Net realized gain                                                --             --             --       (0.09)     (0.57)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.58       $  (0.21)      $   1.19    $   1.70   $  (4.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.25       $   9.67       $   9.88    $   8.69   $   6.99
==============================================================================================================================
Total return*                                                    12.02%          3.55%         20.16%      38.59%    (31.79)%
Ratio of net expenses to average net assets+                      0.82%          0.81%          0.79%       0.78%      0.76%
Ratio of net investment income to average net assets+             5.51%          5.33%          5.67%       7.95%      6.15%
Portfolio turnover rate                                             33%            47%            20%         45%        29%
Net assets, end of period (in thousands)                      $287,903       $372,280       $300,881    $367,933   $253,593
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                 0.82%          0.81%          0.79%       0.78%      0.76%
   Net investment income                                          5.51%          5.33%          5.67%       7.95%      6.15%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Yield Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year
                                                                 Ended          Ended          Year       Year       Year
                                                                 10/31/12       10/31/11       Ended      Ended      Ended
                                                                 (Consolidated) (Consolidated) 10/31/10   10/31/09   10/31/08
------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                             $ 9.33         $  9.86        $ 8.65     $ 7.01     $ 11.51
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $ 0.54         $  0.53        $ 0.53     $ 0.58     $  0.60
   Net realized and unrealized gain (loss) on investments          0.50           (0.50)         1.18       1.80       (3.95)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ 1.04         $  0.03        $ 1.71     $ 2.38     $ (3.35)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.52)          (0.56)        (0.50)     (0.65)      (0.58)
   Net realized gain                                                 --              --            --      (0.09)      (0.57)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 0.52         $ (0.53)       $ 1.21     $ 1.64     $ (4.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 9.85         $  9.33        $ 9.86     $ 8.65     $  7.01
==============================================================================================================================
Total return*                                                     11.54%           0.06%        20.35%     37.48%     (31.76)%
Ratio of net expenses to average net assets+                       0.85%           0.85%         0.85%      0.85%       0.85%
Ratio of net investment income to average net assets+              5.47%           5.15%         5.60%      7.49%       6.34%
Portfolio turnover rate                                              33%             47%           20%        45%         29%
Net assets, end of period (in thousands)                         $6,353         $ 4,296        $2,499     $1,300     $   247
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                  1.08%           0.97%         0.98%      0.98%       1.02%
   Net investment income                                           5.24%           5.03%         5.47%      7.36%       6.17%
==============================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 57

Notes to Financial Statements | 10/31/12

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

58 Pioneer High Yield Fund | Annual Report | 10/31/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 59

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. PIM is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2012, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

60 Pioneer High Yield Fund | Annual Report | 10/31/12

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

    At October 31, 2012, the Fund reclassified $17,679 to decrease paid in capital, $1,494,300 to decrease distributions in excess of net investment income and $1,476,621 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    At October 31, 2012, the Fund had a net capital loss carryforward of $41,476,936 which will expire in 2017 if not utilized.

    The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

    ----------------------------------------------------------------------------
                                                            2012            2011
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                 $117,336,558    $141,225,241
    ----------------------------------------------------------------------------
         Total                                      $117,336,558    $141,225,241
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

    ----------------------------------------------------------------------------
                                                                           2012
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $  8,586,044
    Capital loss carryforward                                       (41,476,936)
    Dividend payable                                                 (1,376,800)
    Net unrealized gain                                              98,204,256
    ----------------------------------------------------------------------------
         Total                                                     $ 63,936,564
    ============================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/12 61

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $85,286 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended October 31, 2012, the Fund recognized gains of $2,703 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

62 Pioneer High Yield Fund | Annual Report | 10/31/12

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 63

G.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Pioneer funds ended their involvement in the securities lending program.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

64 Pioneer High Yield Fund | Annual Report | 10/31/12

    When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    During the year ended October 31, 2012, the Fund opened nine credit default swap contracts, with an average notional amount of $17,777,778. The Fund had no credit default swap contracts in the portfolio at October 31, 2012.

2.  Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the year ended October 31, 2012 are reflected on the Statement of

                           Pioneer High Yield Fund | Annual Report | 10/31/12 65

Operations. This expense limitation is in effect through March 1, 2014 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $142,363 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $1,613,264
 Class B                                                                  51,519
 Class C                                                                 359,567
 Class R                                                                 241,984
 Class Y                                                                 241,531
 Class Z                                                                   9,958
--------------------------------------------------------------------------------
   Total                                                              $2,517,823
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $880,133 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2012.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the

66 Pioneer High Yield Fund | Annual Report | 10/31/12

Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2012, the Subsidiary represented $1,857,807 or approximately 0.1% of the net assets of the Fund.

5. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $90,198 in distribution fees payable to PFD at October 31, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2012, CDSCs in the amount of $48,800 were paid to PFD.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 67

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2012, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.10% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.10% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the year ended October 31, 2012, the Fund's average daily amount of borrowings outstanding during the period was $19,680,000. The related weighted average annualized interest rate for the period was 1.33%, and the total interest expense on such borrowings was $7,716, which is included in interest expense, located on the Statement of Operations. As of October 31, 2012, there were no borrowings outstanding under this facility.

8. Bridge Loan and Delayed Draw Loan Commitments

As of October 31, 2012, the Fund had bridge loan and delayed draw loan commitments of approximately $21,923,239 (excluding unrealized appreciation on those commitments of $72,516 as of October 31, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                      Unrealized
 Loan                       Shares        Cost          Value         Gain
--------------------------------------------------------------------------------
Cequel Communications,
   Bridge Loan              6,200,000    $ 6,200,000   $ 6,231,000    $31,000
DuPont Performance,
   Bridge Loan              8,300,000     10,744,765    10,759,705     14,940
Hamilton Sundstrand,
   Bridge Loan              4,800,000      4,800,000     4,824,000     24,000
Harvard Drug, Delayed
  Draw Term Loan              180,261        178,474       181,050      2,576
--------------------------------------------------------------------------------
  Total                                                               $72,516
================================================================================

68 Pioneer High Yield Fund | Annual Report | 10/31/12

9.  Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012 was as follows:

-----------------------------------------------------------------------------------------------
 Derivatives Not                                                                Change in
 Accounted for as                                                Realized       Unrealized
 Hedging Instruments                                             Loss on        Gain or (Loss)
 Under Accounting         Location of Gain or (Loss)             Derivatives    on Derivatives
 Standards Codification   on Derivatives Recognized              Recognized     Recognized
 (ASC) 815                in Income                              in Income      in Income
-----------------------------------------------------------------------------------------------
 Credit Default Swaps     Net realized loss on credit
                          default swaps                          $(1,552,530)
 Credit Default Swaps     Change in net unrealized gain (loss)
                          on credit default swaps                               $(880,233)

10. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. At October 31, 2012, it is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of and the Shareowners of
Pioneer High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2012, and the related consolidated statement of operations, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2012, the consolidated results of its operations, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 27, 2012

70 Pioneer High Yield Fund | Annual Report | 10/31/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/12 71

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                     Other Directorships
Position Held with the Fund      Length of Service              Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)             Trustee since 2006.            Chairman and Chief Executive Officer,   Director, Broadridge
Chairman of the Board and        Serves until a successor       Quadriserv, Inc. (technology products   Financial Solutions, Inc.
Trustee                          trustee is elected or earlier  for securities lending industry)        (investor communications
                                 retirement or removal.         (2008 - present); private investor      and securities processing
                                                                (2004 - 2008); and Senior Executive     provider for financial
                                                                Vice President, The Bank of New York    services industry)
                                                                (financial and securities services)     (2009 - present); Director,
                                                                (1986 - 2004)                           Quadriserv, Inc. (2005 -
                                                                                                        present); and
                                                                                                        Commissioner, New Jersey
                                                                                                        State Civil Service
                                                                                                        Commission (2011 -
                                                                                                        present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)               Trustee since 2005.            Managing Partner, Federal City          Director of Enterprise
Trustee                          Serves until a successor       Capital Advisors (corporate advisory    Community Investment,
                                 trustee is elected or earlier  services company) (1997 - 2004 and      Inc. (privately-held
                                 retirement or removal.         2008 - present); Interim Chief          affordable housing finance
                                                                Executive Officer, Oxford Analytica,    company) (1985 - 2010);
                                                                Inc. (privately held research and       Director of Oxford
                                                                consulting company) (2010); Executive   Analytica, Inc. (2008 -
                                                                Vice President and Chief Financial      present); Director of The
                                                                Officer, I-trax, Inc. (publicly traded  Swiss Helvetia Fund, Inc.
                                                                health care services company) (2004 -   (closed-end fund) (2010 -
                                                                2007); and Executive Vice President     present); and Director of
                                                                and Chief Financial Officer, Pedestal   New York Mortgage Trust
                                                                Inc. (internet-based mortgage trading   (publicly traded mortgage
                                                                company) (2000 - 2002)                  REIT) (2004 - 2009,
                                                                                                        2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)        Trustee since 2008.            William Joseph Maier Professor of       Trustee, Mellon
Trustee                          Serves until a successor       Political Economy, Harvard University   Institutional Funds
                                 trustee is elected or earlier  (1972 - present)                        Investment Trust and
                                 retirement or removal.                                                 Mellon Institutional
                                                                                                        Funds Master Portfolio
                                                                                                        (oversaw 17 portfolios in
                                                                                                        fund complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)        Trustee since 1998.            Founding Director, Vice President and   None
Trustee                          Serves until a successor       Corporate Secretary, The Winthrop
                                 trustee is elected or earlier  Group, Inc. (consulting firm)
                                 retirement or removal.         (1982-present); Desautels Faculty of
                                                                Management, McGill University (1999 -
                                                                present); and Manager of Research
                                                                Operations and Organizational
                                                                Learning, Xerox PARC, Xerox's advance
                                                                research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer High Yield Fund | Annual Report | 10/31/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                     Term of Office and                                                  Other Directorships
Position Held with the Fund       Length of Service           Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)          Trustee since 1998.         President and Chief Executive Officer,  Director of New America
Trustee                           Serves until a successor    Newbury, Piret & Company, Inc.          High Income Fund, Inc.
                                  trustee is elected or       (investment banking firm) (1981 -       (closed-end investment
                                  earlier retirement or       present)                                company) (2004 - present);
                                  removal.                                                            and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)              Trustee since 1998.         Senior Counsel, Sullivan & Cromwell     Director, The Swiss
Trustee                           Serves until a successor    LLP (law firm) (1998 - present); and    Helvetia Fund, Inc.
                                  trustee is elected or       Partner, Sullivan & Cromwell LLP        (closed-end investment
                                  earlier retirement          (prior to 1998)                         company); and Director,
                                  or removal.                                                         Invesco, Ltd. (formerly
                                                                                                      AMVESCAP, PLC) (investment
                                                                                                      manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/12 73

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                     Term of Office and                                                   Other Directorships
Position Held with the Fund       Length of Service              Principal Occupation                  Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*          Trustee since 1998.            Non-Executive Chairman and a          None
Trustee, President and Chief      Serves until a successor       director of Pioneer Investment
Executive Officer of the Fund     trustee is elected or earlier  Management USA Inc. ("PIM-USA");
                                  retirement or removal.         Chairman and a director of Pioneer;
                                                                 Chairman and Director of Pioneer
                                                                 Institutional Asset Management, Inc.
                                                                 (since 2006); Director of Pioneer
                                                                 Alternative Investment Management
                                                                 Limited (Dublin) (until October
                                                                 2011); President and a director of
                                                                 Pioneer Alternative Investment
                                                                 Management (Bermuda) Limited and
                                                                 affiliated funds; Deputy Chairman and
                                                                 a director of Pioneer Global Asset
                                                                 Management S.p.A. ("PGAM") (until
                                                                 April 2010); Director of Nano-C,
                                                                 Inc. (since 2003); Director of Cole
                                                                 Management Inc. (2004 - 2011);
                                                                 Director of Fiduciary Counseling,
                                                                 Inc. (until December 2011);
                                                                 President of all of the Pioneer
                                                                 Funds; and Retired Partner, Wilmer
                                                                 Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*         Trustee since 2007.            Director, CEO and President of        None
Trustee and Executive Vice        Serves until a successor       PIM-USA (since February 2007);
President                         trustee is elected or earlier  Director and President of Pioneer
                                  retirement or removal.         and Pioneer Institutional Asset
                                                                 Management, Inc. (since February
                                                                 2007); Executive Vice President of
                                                                 all of the Pioneer Funds (since
                                                                 March 2007); Director of PGAM
                                                                 (2007 - 2010); Head of New Europe
                                                                 Division, PGAM (2000 - 2005); Head
                                                                 of New Markets Division, PGAM
                                                                 (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

74 Pioneer High Yield Fund | Annual Report | 10/31/12

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                  Other Directorships
Position Held with the Fund      Length of Service             Principal Occupation                  Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)       Since 2003. Serves at the     Vice President and Associate General  None
Secretary                        discretion of the Board.      Counsel of Pioneer since January
                                                               2008 and Secretary of all of the
                                                               Pioneer Funds since June 2010;
                                                               Assistant Secretary of all of the
                                                               Pioneer Funds from September 2003 to
                                                               May 2010; and Vice President and
                                                               Senior Counsel of Pioneer from July
                                                               2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)           Since 2010. Serves at the     Fund Governance Director of Pioneer   None
Assistant Secretary              discretion of the Board.      since December 2006 and Assistant
                                                               Secretary of all the Pioneer Funds
                                                               since June 2010; Manager - Fund
                                                               Governance of Pioneer from December
                                                               2003 to November 2006; and Senior
                                                               Paralegal of Pioneer from January
                                                               2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)                Since 2010. Serves at the     Counsel of Pioneer since June 2007    None
Assistant Secretary              discretion of the Board.      and Assistant Secretary of all the
                                                               Pioneer Funds since June 2010; and
                                                               Vice President and Counsel at State
                                                               Street Bank from October 2004 to
                                                               June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)             Since 2008. Serves at the     Vice President - Fund Treasury of     None
Treasurer and Chief Financial    discretion of the Board.      Pioneer; Treasurer of all of the
and Accounting Officer of                                      Pioneer Funds since March 2008;
the Fund                                                       Deputy Treasurer of Pioneer from
                                                               March 2004 to February 2008; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds from March 2004 to
                                                               February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)            Since 1998. Serves at the     Assistant Vice President - Fund       None
Assistant Treasurer              discretion of the Board.      Treasury of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer
                                                               Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)               Since 2002. Serves at the     Fund Accounting Manager - Fund        None
Assistant Treasurer              discretion of the Board.      Treasury of Pioneer; and Assistant
                                                               Treasurer of all of the Pioneer
                                                               Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)            Since 2009. Serves at the     Fund Administration Manager - Fund    None
Assistant Treasurer              discretion of the Board.      Treasury of Pioneer since November
                                                               2008; Assistant Treasurer of all of
                                                               the Pioneer Funds since January
                                                               2009; and Client Service Manager -
                                                               Institutional Investor Services at
                                                               State Street Bank from March 2003 to
                                                               March 2007
-----------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/12 75

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                    Term of Office and                                                 Other Directorships
Position Held with the Fund      Length of Service            Principal Occupation                  Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)             Since 2010. Serves at the    Chief Compliance Officer of Pioneer   None
Chief Compliance Officer         discretion of the Board.     and of all the Pioneer Funds since
                                                              March 2010; Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)            Since 2006. Serves at the    Director--Transfer Agency Compliance  None
Anti-Money Laundering            discretion of the Board.     of Pioneer and Anti-Money Laundering
Officer                                                       Officer of all the Pioneer Funds
                                                              since 2006
-----------------------------------------------------------------------------------------------------------------------------------

76 Pioneer High Yield Fund | Annual Report | 10/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Pioneer
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19441-06-1212

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $45,476 in 2012 and approximately
$45,486 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2012 or 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 28, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 28, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2012

* Print the name and title of each signing officer under his or her signature.